                                                                   EXHIBIT 10(a)
________________________________________________________________________________


                                  $20,000,000

                          REVOLVING CREDIT AGREEMENT


                                     Among


                            HOUSE OF FABRICS, INC.
                               FABRICLAND, INC.
                   HOUSE OF FABRICS OF SOUTH CAROLINA, INC.
                              SOFRO FABRICS, INC.
                            METROLINA EXPRESS, INC.
                     as Debtors and Debtors-in-Possession

                                      and


                    THE FINANCIAL INSTITUTIONS PARTY HERETO


                                      and


                      BANK OF AMERICA NATIONAL TRUST AND
                     SAVINGS ASSOCIATION, as Issuing Bank


                                      and


                      BANK OF AMERICA NATIONAL TRUST AND
                         SAVINGS ASSOCIATION, as Agent


                          Dated as of March 31, 1995



________________________________________________________________________________

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
                                   ARTICLE 1

                                  DEFINITIONS..............................    2
                                  -----------
1.1   Defined Terms........................................................    2
      -------------
1.2   Other Interpretive Provisions........................................   19
      -----------------------------
      (a)  Defined Terms...................................................   19
           -------------
      (b)  The Agreement...................................................   19
           -------------
      (c)  Certain Common Terms............................................   19
           --------------------
      (d)  Performance; Time...............................................   19
           -----------------
      (e)  Contracts.......................................................   20
           ---------
      (f)  Laws............................................................   20
           ----
      (g)  Captions........................................................   20
           --------
      (h)  Independence of Provisions......................................   20
           --------------------------
1.3   Accounting Principles................................................   20
      ---------------------

                                   ARTICLE 2

                             THE REVOLVING CREDIT..........................   20
                             --------------------
2.1   Amounts and Terms of Revolving Commitments...........................   20
      ------------------------------------------
2.2   Notes................................................................   21
      -----
2.3   Procedure for Borrowing..............................................   21
      -----------------------
2.4   Voluntary or Mandatory Termination or Reduction of Revolving
      ------------------------------------------------------------
      Commitments..........................................................   22
      -----------
2.5   Optional Prepayments.................................................   23
      --------------------
2.6   Joint Borrower Provisions............................................   23
      -------------------------
2.7   Repayment and Mandatory Prepayments..................................   30
      -----------------------------------
2.8   Interest.............................................................   30
      --------
2.9   Fees.................................................................   31
      ----
      (a)  Commitment Fee..................................................   31
           --------------
      (b)  Facility Fee....................................................   32
           ------------
2.10  Computation of Fees and Interest.....................................   32
      --------------------------------
2.11  Payments by the Borrowers............................................   32
      -------------------------
2.12  Payments by the Banks to the Agent...................................   33
      ----------------------------------
2.13  Sharing of Payments, Etc.............................................   34
      ------------------------
2.14  Letters of Credit....................................................   35
      -----------------
      (a)  Commitment......................................................   35
           ----------
      (b)  Issuance of Letters of Credit...................................   36
           -----------------------------
      (c)  Amendment to Letters of Credit..................................   36
           ------------------------------
      (d)  Payment of Amounts Drawn Under Letters of Credit................   36
           ------------------------------------------------
      (e)  Payment by Banks................................................   37
           ----------------
      (f)  Compensation....................................................   38
           ------------
      (g)  Obligations Absolute............................................   39
           --------------------
      (h)  Indemnification:  Nature of Issuing Bank's Duties...............   40
           -------------------------------------------------

                                   ARTICLE 3

                          TAXES AND YIELD PROTECTION.......................   41
                          --------------------------
3.1   Taxes................................... ............................   41
      -----
3.2   Increased Costs and Reduction of Return..............................   45
      ---------------------------------------
3.3   Certificates of Banks................................................   46
      ---------------------
3.4   Substitution of Banks................................................   46
      ---------------------
3.5   Survival.............................................................   46
      --------

                                   ARTICLE 4

                             CONDITIONS PRECEDENT..........................   46
                             --------------------
4.1   Conditions of Initial Loans and Conversion of Prior L/Cs.............   46
      --------------------------------------------------------
      (a)  Agreement and Notes.............................................   46
           -------------------
      (b)  Resolutions; Incumbency.........................................   47
           -----------------------
      (c)  Articles of Incorporation: By-laws and Good Standing............   47
           ----------------------------------------------------
      (d)  Legal Opinion...................................................   48
           -------------
      (e)  Payment of Fees.................................................   48
           ---------------
      (f)  Certificate.....................................................   48
           -----------
      (g)  The Projections.................................................   48
           ---------------
      (h)  Cash Collateral Stipulation.....................................   48
           ---------------------------
      (i)  Claim Certificate...............................................   48
           -----------------
      (j)  Release of Claims...............................................   49
           -----------------
      (k)  Credit Bank Consent.............................................   49
           -------------------
      (l)  Acknowledgement.................................................   49
           ---------------
      (m)  DIP Financing Order.............................................   49
           -------------------
      (n)  Security Documents..............................................   49
           ------------------
      (o)  Credit Agreement Prepayment.....................................   49
           ---------------------------
      (p)  First Priority Lien.............................................   49
           -------------------
      (q)  Mauldin Plan....................................................   50
           ------------
      (r)  Real Property Documents.........................................   50
           -----------------------
      (s)  Insurance Certificates..........................................   50
           ----------------------
      (t)  Other Documents.................................................   50
           ---------------
4.2   Conditions to All Borrowings.........................................   50
      ----------------------------
      (a)  Notice of Borrowing.............................................   50
           -------------------
      (b)  Continuation of Representations and Warranties..................   51
           ----------------------------------------------
      (c)  No Existing Default.............................................   51
           -------------------
4.3   Conditions to All Letters of Credit..................................   51
      -----------------------------------
      (a)  Notice..........................................................   51
           ------
      (b)  Continuation of Representations and Warranties..................   51
           ----------------------------------------------
      (c)  No Existing Default.............................................   51
           -------------------
      (d)  Satisfaction of Other Conditions................................   52
           --------------------------------

                                   ARTICLE 5

                        REPRESENTATIONS AND WARRANTIES.....................   52
                        ------------------------------
5.1   Corporate Existence and Power........................................   52
      -----------------------------
5.2   Corporate Authorization:  No Contravention...........................   52
      -----------------------------------------
5.3   Governmental Authorization...........................................   53
      --------------------------
5.4   Binding Effect.......................................................   53
      --------------
5.5   Litigation...........................................................   53
      ----------
5.6   No Default...........................................................   53
      ----------
5.7   ERISA................................................................   54
      -----
5.8   Use of Proceeds; Margin Regulations..................................   54
      -----------------------------------
5.9   Title to Properties..................................................   54
      -------------------
5.10  Taxes................................................................   54
      -----
5.11  Continuing Collateral................................................   55
      ---------------------
5.12  Environmental Matters................................................   55
      ---------------------
5.13  Regulated Entities...................................................   56
      ------------------
5.14  Labor Relations......................................................   56
      ---------------
5.15  Copyrights, Patents, Trademarks and Licenses, etc....................   56
      -------------------------------------------------
5.16  Subsidiaries.........................................................   56
      ------------
5.17  Brokers; Transaction Fees............................................   57
      -------------------------
5.18  Insurance............................................................   57
      ---------
5.19  Full Disclosure......................................................   57
      ---------------
5.20  Locations of Collateral and Places of Business.......................   57
      ----------------------------------------------
5.21  Locations of, and Information with Respect to, Deposit Accounts......   58
      ---------------------------------------------------------------
5.22  Bankruptcy Code Protections..........................................   58
      ---------------------------
5.23  Unsecured Credit.....................................................   58
      ----------------
5.24  Validity of Security Interest........................................   58
      -----------------------------
5.25  Superpriority Lien Status............................................   59
      -------------------------

                                   ARTICLE 6

                             AFFIRMATIVE COVENANTS.........................   59
                             ---------------------
6.1   Financial Statements.................................................   59
      --------------------
6.2   Certificates:  Other Information.....................................   60
      --------------------------------
6.3   Notices..............................................................   61
      -------
6.4   Preservation of Corporate Existence, Etc.............................   62
      -----------------------------------------
6.5   Maintenance of Property..............................................   63
      -----------------------
6.6   Insurance............................................................   63
      ---------
6.7   Payment of Obligations...............................................   64
      ----------------------
6.8   Compliance with Laws.................................................   64
      --------------------
6.9   Inspection of Property and Books and Records.........................   64
      --------------------------------------------
6.10  Environmental Laws...................................................   65
      ------------------
6.11  Use of Proceeds......................................................   65
      ---------------
6.12  Update of Collateral and Deposit Account Schedules...................   65
      --------------------------------------------------
6.13  Bankruptcy Court Order...............................................   66
      ----------------------
6.14  Sequestration/Remittance of Excess Cash..............................   66
      ---------------------------------------

6.15  Turnaround Plan......................................................   68
      ---------------
6.16  Revised Projections..................................................   69
      -------------------
6.17  Financial Covenants..................................................   69
      -------------------
6.18  Bankruptcy Proceedings...............................................   70
      ----------------------
6.19  Distribution/Warehouse Strategic Plan................................   70
      -------------------------------------
6.20  Watchlist Stores.....................................................   70
      ----------------
6.21  Cash Management System...............................................   71
      ----------------------
6.22  Administrative Expenses..............................................   71
      -----------------------
6.23  Termination of Exclusivity...........................................   71
      --------------------------
6.24  Priority Liens.......................................................   71
      --------------

                                   ARTICLE 7

                              NEGATIVE COVENANTS...........................   72
                              ------------------
7.1   Limitation on Liens..................................................   72
      -------------------
7.2   Disposition of Assets................................................   74
      ---------------------
7.3   Consolidations and Mergers...........................................   74
      --------------------------
7.4   Loans and Investments................................................   75
      ---------------------
7.5   Limitation on Indebtedness...........................................   75
      --------------------------
7.6   Transactions with Affiliates.........................................   76
      ----------------------------
7.7   Use of Proceeds......................................................   76
      ---------------
7.8   Contingent Obligations...............................................   76
      ----------------------
7.9   Joint Ventures.......................................................   77
      --------------
7.10  Subsidiaries.........................................................   77
      ------------
7.11  Lease Obligations....................................................   77
      -----------------
7.12  Restricted Payments..................................................   78
      -------------------
7.13  Capital Expenditures.................................................   78
      --------------------
7.14  Change in Business...................................................   78
      ------------------
7.15  Accounting Changes...................................................   78
      ------------------
7.16  Relocation of Collateral, Chief Executive Offices, or Deposit
      -------------------------------------------------------------
      Accounts.............................................................   78
      --------
7.17  No Negative Pledges in Favor of Others...............................   79
      --------------------------------------
7.18  New Store Openings/Conversions.......................................   79
      ------------------------------
7.19  Bankruptcy Orders....................................................   79
      -----------------
7.20  Cash Collateral......................................................   79
      ---------------
7.21  Inventory Return.....................................................   79
      ----------------
7.22  Exclusive Arrangements...............................................   79
      ----------------------

                                   ARTICLE 8

                               EVENTS OF DEFAULT...........................   79
                               -----------------
8.1   Event of Default.....................................................   79
      ----------------
      (a)  Non-Payment.....................................................   79
           -----------
      (b)  Representation or Warranty......................................   80
           --------------------------
      (c)  Specific Defaults...............................................   80
           -----------------
      (d)  Other Defaults..................................................   80
           --------------
      (e)  Cross-Default...................................................   80
           -------------
      (f)  Bankruptcy Orders...............................................   81
           -----------------

      (g)  Bankruptcy Proceedings..........................................   81
           ----------------------
      (h)  Plan of Reorganization..........................................   81
           ----------------------
      (i)  Superpriority Administrative Claims.............................   81
           -----------------------------------
      (j)  Automatic Stay..................................................   81
           --------------
      (k)  Non-Monetary Judgments..........................................   81
           ----------------------
      (l)  Change in Control...............................................   82
           -----------------
      (m)  Loan Documents Cease to be in Effect............................   82
           ------------------------------------
8.2   Remedies.............................................................   82
      --------
8.3   Rights Not Exclusive.................................................   83
      --------------------

                                   ARTICLE 9

                                   THE AGENT...............................   83
                                   ---------
9.1   Appointment and Authorization........................................   83
      -----------------------------
9.2   Delegation of Duties.................................................   84
      --------------------
9.3   Liability of Agent...................................................   84
      ------------------
9.4   Reliance by Agent....................................................   84
      -----------------
9.5   Notice of Default....................................................   85
      -----------------
9.6   Credit Decision......................................................   86
      ---------------
9.7   Indemnification......................................................   86
      ---------------
9.8   Agent in Individual Capacity.........................................   87
      ----------------------------
9.9   Successor Agent......................................................   87
      ---------------

                                  ARTICLE 10

                                 MISCELLANEOUS.............................   88
                                 -------------
10.1  Amendments and Waivers...............................................   88
      ----------------------
10.2  Notices..............................................................   89
      -------
10.3  No Waiver:  Cumulative Remedies......................................   90
      -------------------------------
10.4  Costs and Expenses...................................................   90
      ------------------
10.5  Indemnity............................................................   91
      ---------
10.6  Marshaling; Payments Set Aside.......................................   92
      ------------------------------
10.7  Successors and Assigns...............................................   93
      ----------------------
10.8  Assignments, Participations, etc.....................................   93
      ---------------------------------
10.9  Set-off..............................................................   96
      -------
10.10 Debits of Fees......................................................    96
      --------------
10.11 Notification of Addresses, Lending Offices, Etc.....................    96
      ------------------------------------------------
10.12 Counterparts........................................................    97
      ------------
10.13 Severability........................................................    97
      ------------
10.14 No Third Parties Benefited..........................................    97
      --------------------------
10.15 Time................................................................    97
      ----
10.16 Governing Law and Jurisdiction......................................    97
      ------------------------------
10.17 Waiver of Right to Jury Trial.......................................    98
      -----------------------------
10.18 Entire Agreement....................................................    98
      ----------------
10.19 Interpretation......................................................    98
      --------------
10.20 Consultants.........................................................    98
      -----------
10.21 Further Assurances..................................................    99
      ------------------

EXHIBITS
- --------
EXHIBIT A         NOTICE OF BORROWING

EXHIBIT B         REVOLVING NOTE

EXHIBIT C         NOTICE OF DEPOSITARY

EXHIBIT D         OPINION OF BORROWERS' GENERAL COUNSEL

EXHIBIT E         FORM OF APPLICATION AND AGREEMENT FOR COMMERCIAL LETTERS OF
                  CREDIT

EXHIBIT F         ASSIGNMENT AND ACCEPTANCE

EXHIBIT G         INVENTORY SECURITY AGREEMENT

EXHIBIT H         NON-INVENTORY SECURITY AGREEMENT

EXHIBIT I         STOCK PLEDGE SECURITY AGREEMENT

EXHIBIT J         FINANCIAL COVENANT COMPLIANCE CERTIFICATE

Schedules
- ---------
Schedule 1             Credit Banks

Schedule 1.1           Closed Store List

Schedule 1.2           Mortgaged Property Descriptions

Schedule 2.1           Banks' Revolving Commitments

Schedule 4.1(c)(11)    Jurisdictions From Which Good Standing Certificates are
                       Required

Schedule 4.1(p)        Permitted Pre-Bankruptcy Existing Liens

Schedule 5.12          Environmental Matters

Schedule 5.16          Subsidiaries and Investments

Schedule 6.17(a)       Monthly Ending Cash Balances (II) After Permitted
                       Variances

Schedule 7.1           Certain Permitted Liens

Schedule 7.8           Certain Contingent Liabilities

                          REVOLVING CREDIT AGREEMENT



     This REVOLVING CREDIT AGREEMENT, dated as of March 31, 1995, is entered into among HOUSE OF FABRICS, INC., a Delaware corporation, as Debtor and Debtor-in-Possession (the "Company" or "HF"), FABRICLAND, INC., an Oregon corporation and a Subsidiary of the Company, as Debtor and Debtor-in-Possession ("FL"), HOUSE OF FABRICS OF SOUTH CAROLINA, INC., a South Carolina corporation and a Subsidiary of the Company, as Debtor and Debtor-in-Possession ("HS"), SOFRO FABRICS, INC., a Nevada corporation and a Subsidiary of the Company, as Debtor and Debtor-in-Possession ("SF") and METROLINA EXPRESS, INC., a South Carolina corporation and a Subsidiary of HS, as Debtor and Debtor-in-Possession ("ME"; HF, FL, HS, SF and ME being hereinafter collectively referred to as the "Borrowers", and each individually as a "Borrower" or as a "Borrower Entity"), jointly and severally, the several financial institutions party to this Agreement (collectively, the "Banks"; individually, a "Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as the Bank issuing letters of credit pursuant hereto (herein called the "Issuing Bank") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for the Issuing Bank and the Banks (the "Agent").

                                   RECITALS

     A. HF, FL, HS, SF, the Banks set forth on Schedule 1 (collectively, the "Credit Banks") and the Agent, among others, are parties to that certain Amended and Restated Revolving Credit Agreement, dated as of November 30, 1993, as amended from time to time (the "Credit Agreement").

     B. On November 2, 1994, the Borrowers filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court, Central District of California (the "Bankruptcy Court"), No. SV 94-50060-KL (administratively consolidated with cases No. SV 94-50065-KL, No. SV 94-50064-KL, No. SV 94-50062-KL and No. SV 94-
50061-KL).

     C. The Borrowers have requested the Banks to make available to them a credit facility in the aggregate principal amount of up to $20,000,000, which includes a subfacility of $10,000,000 for the issuance of commercial letters of credit for the purpose of financing the purchase of foreign goods and materials as more specifically set forth herein, and the Banks are willing to do so, subject to and upon the terms contained in this Agreement (as hereinafter defined).

     D. The Issuing Bank and the Borrowers previously entered into a Prepaid Letter of Credit Agreement dated as of February 10, 1995 (the "L/C Agreement") pursuant to which the Issuing Bank agreed, with the consent of the Agent and the banks party thereto, to issue up to $10,000,000 of commercial letters of credit (collectively, the "Prior L/Cs") on a prepaid basis. As of the Closing Date (as hereinafter defined), the outstanding Prior L/Cs shall be deemed issued hereunder as part of the letter of credit subfacility created hereunder, excluding the prepaid nature of such Prior L/Cs.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Banks to make such revolving and letter of credit facilities available to the Borrowers, the parties hereto agree as follows:


                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

     1.1  Defined Terms.  In addition to the terms defined elsewhere in this
          -------------
Agreement, the following terms have the following meanings:

     "Affected Bank" has the meaning specified in Section 3.4.
      -------------

     "Affiliate" means, as to any Person, any other Person which, directly or
      ---------
indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise. Without limitation, any director, executive officer or beneficial owner of 5% or more of the equity of a Person shall for the purposes of this Agreement, be deemed to control the other Person. In no event shall any Bank be deemed an "Affiliate" of the Company or of any direct or indirect Subsidiary of the Company.

     "Agency Office" has the meaning specified in subsection 2.14(b).
      -------------

     "Agent" means BofA in its representative capacity as agent for the Banks
      -----
hereunder, and any successor agent.

     "Agent-Related Persons" means BofA and any successor Agent under Section
      ---------------------
9.9, together with their respective Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

     "Agent's Payment Office" means the address for payments set forth on the
      ----------------------
signature page hereto in relation to the Agent or such other address as the Agent may from time to time specify in accordance with Section 10.2.

     "Aggregate Revolving Commitment" means the combined Revolving Commitments
      ------------------------------
of the Banks, in the initial amount of $20,000,000, as such amount may or shall be reduced from time to time pursuant to this Agreement, including without limitation the provisions of Section 2.4 hereof.

     "Agreement" means this Revolving Credit Agreement as amended, modified,
      ---------
supplemented, renewed, replaced, or restated from time to time in accordance with the terms hereof.

     "Applicable Margin" means 1.50% per annum.
      -----------------

     "Assignee" has the meaning specified in subsection 10.8(a).
      --------

     "Assignment and Acceptance" has the meaning specified in subsection
      -------------------------
10.8(a).

     "Attorney Costs" means and includes all fees and disbursements of any law
      --------------
firm or other external counsel, including the cost of retaining consultants and financial advisors, the allocated cost of internal legal services and all disbursements of internal counsel.

     "Available Aggregate Revolving Commitment" means, at any given time, the
      ----------------------------------------
Aggregate Revolving Commitment then in effect minus the aggregate Loans outstanding (provided that for the purpose of determining the fee provided for in subsection 2.9(a) hereof, Letter of Credit Usage shall be treated as Loans outstanding).

     "Bank" has the meaning specified in the introductory clause hereto.
      ----
Without limiting the generality of the foregoing, all references in the Loan Documents to "Bank" or "Banks" includes the "Issuing Bank" acting in such capacity unless the context clearly requires otherwise.

     "Bank Affiliate" means a Person engaged primarily in the business of
      --------------
commercial banking and which is a Subsidiary of a Bank or of a Person of which a Bank is a Subsidiary.

     "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended (11
      ---------------
U.S.C. (S) 101, et seq.).

     "Bankruptcy Court" shall have the meaning ascribed to such term in the
      ----------------
Recitals to this Agreement.

     "BofA" means Bank of America National Trust and Savings Association, a
      ----
national banking association.

     "Borrower(s)" means HF, FL, HS, SF, ME and each of them, and any one or
      -----------
more of them, collectively and individually, and jointly and severally.

     "Borrower Entity" means each of HF, FL, HS, ME and SF.
      ---------------

     "Borrowing" means a borrowing hereunder consisting of Loans made to the
      ---------
Borrowers by the Banks pursuant to Section 2.1.

     "Business Day" means any day other than a Saturday, Sunday or other day on
      ------------
which commercial banks in Los Angeles are authorized or required by law to close.

     "Capital Adequacy Regulation" means any guideline, request or directive of
      ---------------------------
any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

     "Capital Expenditures" means, for any period and with respect to any
      --------------------
Borrower Entity the aggregate of all expenditures for any acquisition and the amount of any financing or leasing by such Borrower Entity and its Subsidiaries for the acquisition, financing or leasing of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of such Borrower Entity and its Subsidiaries.

     "Capital Expenditures Account" has the meaning specified in subsection
      ----------------------------
6.14(b).

     "Capital Lease" has the meaning specified in the definition of Capital
      -------------
Lease Obligations.

     "Capital Lease Obligations" means all monetary obligations of the Company
      -------------------------
or any of its direct or indirect Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, is classified as a Capital Lease.

     "Cash Collateral Stipulation" means the Stipulation for Use of Cash
      ---------------------------
Collateral; Order Thereon approved concurrently with the Bankruptcy Court's approval of this Agreement.

     "Cash Equivalents" means:
      ----------------

     (a) securities issued or fully guaranteed or insured by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than six months from the date of acquisition;

     (b) certificates of deposit, time deposits, Eurodollar time deposits, repurchase agreements, reverse repurchase agreements, or bankers' acceptances, having in each case a tenor of not more than six months, issued by any Bank, or by any U.S. commercial bank or any branch or agency of a non-U.S. bank licensed to conduct business in the U.S. having combined capital and surplus of not less than $500,000,000 whose short term securities are rated at least A-1 by Standard & Poor's Corporation and P-1 by Moody's Investors Service, Inc.; and

     (c) commercial paper of an issuer rated at least A-1 by Standard & Poor's Corporation and P-1 by Moody's Investors Service Inc. and in either case having a tenor of not more than six months.

Notwithstanding the foregoing, amounts on deposit in the Performance Account may not be invested in any of the foregoing which matures subsequent to January 31, 1996.

     "CERCLA" has the meaning specified in the definition of "Environmental
      ------
Laws."

     "Change of Control Event" means the direct or indirect acquisition by any
      -----------------------
person or group (as such term is defined in Section 13(d)(3) of the Exchange
Act) (other than the existing control group), in one or a series of transactions, of beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding shares of the Company's common stock.

     "Closed Store List" means list prepared by the Borrowers attached as
      -----------------
Schedule 1.1 hereto designating Stores to be closed, together with any replacement list delivered to the Agent from time to time.

     "Closing Date" means the date on which all conditions precedent set forth
      ------------
in Section 4.1 are satisfied or waived by all Banks.

     "Code" means the Internal Revenue Code of 1986 and regulations promulgated
      ----
thereunder.

     "Collateral" means any property or assets of the Borrowers, whether
      ----------
tangible or intangible, that now or hereafter are subject to a security interest pursuant to the Security Agreements.

     "Commitment Percentage" means, as to any Bank, the percentage equivalent of
      ---------------------
such Bank's Revolving Commitment divided by the Aggregate Revolving Commitment.

     "Company" means House of Fabrics, Inc., a Delaware corporation, as Debtor
      -------
and Debtor-in-Possession.

     "Contingent Obligation" means, as to any Borrower Entity (a) any Guaranty
      ---------------------
Obligation of that Borrower Entity; and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Borrower Entity, (i) in respect of any letter of credit or similar instrument issued for the account of that Borrower Entity or as to which that Borrower Entity is otherwise liable for reimbursement of drawings or (ii) to purchase any materials, supplies or other property from, or to obtain the services of, another Borrower Entity if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof, and shall, with respect to item
(b)(iii) of this definition, be marked to market on a current basis.

     "Contractual Obligations" means, as to any Borrower Entity any provision of
      -----------------------
any security issued by such Borrower Entity or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Borrower Entity is a party or by which it or any of its property is bound.

     "Controlled Group" means the Company and all Persons (whether or not
      ----------------
incorporated) under common control or treated as a single employer with the Company pursuant to Section 414(b), (c), (m) or (o) of the Code.

     "Credit Agreement" shall have the meaning ascribed to such term in the
      ----------------
Recitals to this Agreement.

     "Credit Banks" shall have the meaning ascribed to such term in the Recitals
      ------------
to this Agreement.

     "Creditors' Committee" shall mean the Official Committee of Unsecured
      --------------------
Creditors' appointed by the United States Trustee in the bankruptcy cases described in Recital B.

     "Default" means any event or circumstance which, with the giving of notice,
      -------
the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

     "DIP Financing Order" means the order of the Bankruptcy Court approving
      -------------------
this Agreement.

     "Disposition" means (a) the sale, lease, conveyance or other disposition of
      -----------
Property, other than sales or other dispositions expressly permitted under subsection 7.2(a) or 7.02(b), and (b) the sale or transfer by the Company or any direct or indirect Subsidiary of the Company of any equity securities issued by any direct or indirect Subsidiary of the Company and held by such transferor Person.

     "Dollars", "dollars" and "$" each mean lawful money of the United States.
      -------    -------       -

     "Eligible Assignee" means (a) a commercial bank organized under the laws of
      -----------------
the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; and (c) any Bank Affiliate or any Affiliate of a Credit Bank.

     "Environmental Claims" means all claims, however asserted, by any
      --------------------
Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from Property, whether or not owned by the Borrowers, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

     "Environmental Laws" means all federal, state or local laws, statutes,
      ------------------
common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters; including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Emergency Planning and Community Right-to-Know Act, the California Hazardous Waste Control Law, the California Solid Waste Management, Resource, Recovery and Recycling Act, the California Water Code, the California Health and Safety Code and environmental laws in effect from time to time in South Carolina.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and regulations promulgated thereunder.

     "Estimated Remediation Cost" means all costs associated with performing
      --------------------------
work to remediate contamination of real property or groundwater, including engineering and other professional fees and expenses, costs to remove, transport and dispose of contaminated soil, costs to "cap" or otherwise contain contaminated soil, and costs to pump and treat water and monitor water quality.

     "Event of Default" means any of the events or circumstances specified in
      ----------------
Section 8.1.

     "Exchange Act" means the Securities and Exchange Act of 1934, and
      ------------
regulations promulgated thereunder.

     "Federal Funds Rate" means, for any period, the rate set forth in the
      ------------------
weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)" for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.115(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of the three leading brokers of Federal funds transactions in New York City selected by the Agent.

     "Financing Statements" means the financing statements to be signed and
      --------------------
delivered by the Borrowers to the Agent, at the Agent's option, to perfect the security interest granted in the Security Agreements (to the extent that such security interests may be perfected by the filing of financing statements), in form and substance satisfactory to the Agent, as they may from time to time be amended, modified, or continued.

     "FL" means Fabricland, Inc., an Oregon corporation, as Debtor and Debtor-
      --
in-Possession.

     "Form 1001" has the meaning specified in subsection 3.1(f).
      ---------

     "Form 4224" has the meaning specified in subsection 3.1(f).
      ---------

     "GAAP" means generally accepted accounting principles set forth from time
      ----
to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

     "Governmental Authority" means any nation or government, any state or other
      ----------------------
political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "Guaranty Obligation" means, as applied to any Borrower Entity any direct
      -------------------
or indirect liability of that Borrower

Entity with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Borrower Entity (the "primary obligor"), including any obligation of that Borrower Entity whether or not contingent, (a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

     "Hazardous Materials" means all those substances which are regulated by, or
      -------------------
which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

     "HF" means House of Fabrics, Inc., a Delaware corporation, as Debtor and
      --
Debtor-in-Possession.

     "HS" means House of Fabrics of South Carolina, Inc., a South Carolina
      --
corporation, as Debtor and Debtor-in-Possession.

     "Indebtedness" of any Person means, without duplication, (a) all
      ------------
indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business pursuant to ordinary terms); (c) all reimbursement obligations with respect to surety bonds, letters of credit, bankers' acceptances and similar instruments (in each case, to the extent material or non-contingent); (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to Property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all Capital Lease Obligations; (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in Property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (i) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (f) above.

     "Indemnified Person" has the meaning specified in Section 10.5.
      ------------------

     "Indemnified Liabilities" has the meaning specified in Section 10.5.
      -----------------------

     "Interest Payment Date" means the last Business Day of each calendar month.
      ---------------------

     "Inventory" means all present and future inventory in which any Borrower
      ---------
Entity has any interest, including goods held for sale or lease or to be furnished under a contract of service and all of the Borrowers' present and future raw materials, work in process, finished goods, and packing and shipping materials, wherever located, and any documents of title representing any of the above.

     "Inventory Security Agreement" means that certain Inventory Security
      ----------------------------
Agreement dated of even date herewith, entered into between the Borrowers and the Agent, in the form of Exhibit G.

     "Issuing Bank" means, with respect to a Letter of Credit, BofA or any
      ------------
successor agent.

     "Joint Venture" means a single-purpose corporation, partnership, joint
      -------------
venture or other similar legal arrangement (whether created pursuant to contract or conducted through a separate legal entity) now or hereafter formed by the Company or any of its direct or indirect Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

     "L/C Agreement" shall have the meaning ascribed to such term in the
      -------------
Recitals to this Agreement.

     "Lender" means the Agent and the Banks, and each of them, and any one or
      ------
more of them, individually and collectively.

     "Lending Office" means, with respect to any Bank, the office or offices of
      --------------
the Bank specified as its "Lending Office" opposite its name on the applicable signature page hereto, or such other office or offices of the Bank as it may from time to time specify to the Borrowers and the Agent.

     "Letter of Credit" means any commercial letter of credit that is issued
      ----------------
pursuant to this Agreement at the request of and for the account of any Borrower Entity by the Issuing Bank, for the purpose of providing the principal payment mechanism in connection with the purchase of Inventory from an overseas supplier, by a Borrower Entity, in the Ordinary Course of Business.

     "Letter of Credit Usage" means, on any date of determination, the sum of
      ----------------------
(a) the maximum aggregate amount that is available for drawing under all Letters of Credit then issued and outstanding, plus (b) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Bank and not theretofore reimbursed by the Borrowers.

     "Lien" means any mortgage, deed of trust, pledge, hypothecation,
      ----
assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a Capital Lease Obligation, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the UCC or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an Operating Lease.

     "Loan" means an extension of credit by a Bank to or for the benefit of the
      ----
Borrowers pursuant to Section 2.1. Where a Bank has made a payment to the Issuing Bank on account of its participation in a Letter of Credit following a draw thereunder that has not been fully reimbursed by the Borrowers, the extension of credit by such Bank to the Borrowers resulting from the making of such payment shall be deemed a Loan for the purposes of all provisions of the Loan Documents, unless the context clearly requires otherwise.

     "Loan Documents" means this Agreement, the Notes, the Security Agreements,
      --------------
all documents, agreements, certificates, or instruments delivered to the Agent, the Issuing Bank, or any Bank in connection therewith, all documents, instruments, and/or agreements at any time entered into by any Borrower Entity in favor of BofA in connection with any provision of cash management and/or cash concentration services by BofA to any Borrower Entity, and any amendments, supplements, modifications, renewals, or restatements of any thereof.

     "Majority Banks" means, at any time, Banks then holding at least 66-2/3% of
      --------------
the Aggregate Revolving Commitment, or, if the Aggregate Revolving Commitment is zero, Banks then holding at least 66-2/3% of the combined (a) aggregate outstanding Loans, and (b) aggregate outstanding Letter of Credit Usage (giving effect to the participations therein provided for herein).

     "Margin Stock" means "margin stock" as such term is defined in Regulations
      ------------
G, T, U or X of the Federal Reserve Board.

     "Material Adverse Effect" means (a) a material adverse change in, or a
      -----------------------
material adverse effect upon, any of the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Company and its direct or indirect Subsidiaries taken as a whole or as to any Subsidiary; (b) a material impairment of the ability of the Borrowers to perform under any Loan Document and avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Loan Document.

     "Mauldin Plan" means the written report by Arthur Andersen & Co. analyzing
      ------------
the Company's Mauldin Distribution Center, pursuant to that certain retention letter dated February 10, 1995.

     "ME" means Metrolina Express, Inc., a South Carolina corporation, as Debtor
      --
and Debtor-in-Possession.

     "Mortgages" means the deeds of trust, mortgages and other documents
      ---------
executed by the Borrowers in connection with encumbering in favor of the Agent, on behalf of the Banks, the real property more specifically described in
Schedule 1.2 attached hereto.

     "Net Proceeds" means proceeds in cash, checks or other cash equivalent
      ------------
financial instruments (including Cash Equivalents) as and when received by the Borrower Entity making a Disposition, net of: (a) the direct costs relating to such Disposition excluding amounts payable to the Company or any Affiliate of the Company, (b) sale, use or other transaction taxes paid or payable as a result thereof, and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset which is the subject of such Disposition.

     "Net Spendable Cash" has the meaning specified in subsection 6.14(b).
      ------------------

     "Non-Inventory Security Agreement" means that certain Non-Inventory
      --------------------------------
Security Agreement dated of even date herewith, entered into between the Borrowers and the Agent, in the form of Exhibit H.

     "Note" means a Revolving Note, and "Notes" means the Revolving Notes.
      ----

     "Notice of Borrowing" means a notice given by the Borrowers to the Agent
      -------------------
pursuant to Section 2.3, in substantially the form of Exhibit A.

     "Notice of Lien" means any notice of lien or similar document intended to
      --------------
be filed or recorded with any court, registry, recorder's office, central filing office or other Governmental Authority for the purpose of evidencing, creating, perfecting or preserving the priority of a Lien securing obligations owing to a Governmental Authority.

     "Notice to Depositary Institution" means, with respect to each deposit
      --------------------------------
account in which any Borrower Entity or Borrower Entities have an interest, a notice signed by the relevant Borrower Entity or Borrower Entities and the Agent, in the form of Exhibit C, to be given to the depositary institution where such deposit account is maintained, for the purpose of notifying such depositary institution of the security interest of the Agent in such deposit account, and for the purpose of perfecting such security interest to the extent that it may be perfected by the giving of such a notice.

     "Obligations" means all Loans, and other Indebtedness, advances, debts,
      -----------
liabilities, obligations, covenants and duties owing by the Borrowers to any Bank, the Agent, any Issuing Bank, or any other Person required to be indemnified under any Loan Document, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement or under any other Loan Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, or the issuance of a Letter of Credit or the honoring of a draw thereunder, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.

     "Operating Lease" means, as applied to any Borrower Entity any lease of
      ---------------
Property which is not a Capital Lease.

     "Ordinary Course of Business" means, in respect of any transaction
      ---------------------------
involving the Company or any direct or indirect Subsidiary of the Company, the ordinary course of such Person's business, as conducted by any such Person in accordance with past practice and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Loan Document.

     "Organization Documents" means, for any corporation, the certificate or
      ----------------------
articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

     "Other Taxes" has the meaning specified in subsection 3.1(b)
      -----------

     "Participant" has the meaning specified in subsection 10.8(d).
      -----------

     "Permitted Liens" has the meaning specified in Section 7.1.
      ---------------

     "Performance Account" shall have the meaning specified in subsection
      -------------------
6.14(d)(i).

     "Person" means an individual, partnership, corporation, business trust,
      ------
joint stock company, trust, trustee, debtor-in-possession, unincorporated association, joint venture or Governmental Authority.

     "Plan of Reorganization" means, collectively, any plan or plans of
      ----------------------
reorganization filed in any of the bankruptcy proceedings described in Recital
B.

     "Postpetition Indebtedness" means Indebtedness incurred by any Borrower
      -------------------------
Entity subsequent to the commencement of the bankruptcy proceedings described in Recital B hereto.

     "Prejudicial Bankruptcy Order" means an order of the Bankruptcy Court for
      ----------------------------
any of the following: (a) the appointment of a Chapter 11 trustee; (b) the conversion of any of the existing Chapter 11 bankruptcy proceedings to a Chapter 7 proceeding; (c) the dismissal of the existing Chapter 11 bankruptcy case; or
(d) the appointment of a
bankruptcy examiner with expanded powers similar to those of a Chapter 11 trustee.

     "Prior L/Cs" shall have the meaning ascribed to such term in the Recitals
      ----------
to this Agreement.

     "Projections" means Borrowers' Projection dated January 24, 1995 and the
      -----------
Rolling Cash Flow/Sequestration Summary dated March 24, 1995.

     "Pro Rata Share" means, with respect to each Bank, as of any time of
      --------------
determination, the fraction obtained by dividing such Bank's Revolving Commitment by the Aggregate Revolving Commitment; provided, however, if any Bank's Revolving Commitment equals zero, such Bank's Pro Rata Share shall equal zero.

     "Property" means any estate or interest in any kind of property or asset,
      --------
whether real, personal or mixed, and whether tangible or intangible including, without limitation, all Capital Leases and Operating Leases.

     "Qualified Plan" means a pension plan (as defined in Section 3(2) of ERISA)
      --------------
intended to be tax-qualified under Section 401(a) of the Code and which any member of the Controlled Group sponsors, maintains, or to which it makes, is making or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding period covering at least five (5) plan years, but excluding any Multiemployer Plan (as defined in ERISA).

     "Real Estate Account" shall have the meaning specified in subsection
      -------------------
2.4(b).

     "Reference Rate" means the rate of interest publicly announced from time to
      --------------
time by BofA in San Francisco, California, as its "reference rate." It is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.

     Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

     "Replacement Bank" has the meaning specified in Section 3.4.
      ----------------

     "Requirement of Law" means, as to any Person, any law (statutory or
      ------------------
common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

     "Responsible Officer" means the chief executive officer or the president of
      -------------------
the Company or any other Borrower, respectively, or any other senior officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer, controller, or the treasurer of the Company or any other Borrower, respectively, or any other officer having substantially the same authority and responsibility.

     "Revolving Commitment", with respect to each Bank, has the meaning
      --------------------
specified in Section 2.1.

     "Revolving Note" means a promissory note of the Borrowers payable to the
      --------------
order of a Bank in substantially the form of Exhibit B, evidencing the aggregate indebtedness of the Borrowers to such Bank resulting from Loans made by such Bank which indebtedness constitutes the joint and several obligations of each of the Company and its direct and indirect Subsidiaries.

     "Revolving Termination Date" means the earliest to occur of:
      --------------------------

     (a)  January 31, 1996;

     (b) the date on which the Aggregate Revolving Commitment shall terminate, or shall be reduced to zero, in accordance with the provisions of this Agreement; and

     (c) the effective date of a confirmed Plan of Reorganization relating to the Borrowers.

     "SEC" means the Securities and Exchange Commission, or any successor
      ---
thereto.

     "Security Agreements" means the Inventory Security Agreement, the Non-
      -------------------
Inventory Security Agreement, the Stock Pledge Security Agreement, the Mortgages and any one or more of them.

     "Sequestered Account" shall have the meaning specified in subsection
      -------------------
6.14(c).

     "SF" means Sofro Fabrics, Inc., a Nevada corporation.
      --

     "62-Store Closing Plan" means the plan prepared by the Company for closing
      ---------------------
Stores during the period January 17-May 31, 1995, as provided by Michael Brown and as amended from time to time.

     "Stock Pledge Security Agreement" means that certain Stock Pledge Security
      -------------------------------
Agreement dated of even date herewith, entered into among the Company, HS and the Agent, in the form of Exhibit I.

     "Stores" shall mean retail stores owned and operated from time to time by
      ------
the Borrowers.

     "Subsidiary" of a Person means any corporation, association, partnership,
      ----------
joint venture or other business entity of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

     "Taxes" has the meaning specified in subsection 3.1(a).
      -----

     "Thrift Plan" means the Company's Qualified Profit Sharing Thrift Plan, as
      -----------
in existence on the date hereof.

     "Total Utilization of Revolving Commitments" means, on any date of
      ------------------------------------------
determination, the sum of (a) the aggregate principal amount of Loans outstanding, plus (b) Letter of Credit Usage.

     "Transferee" has the meaning specified in subsection 10.8(e).
      ----------

     "Turnaround Plan" has the meaning specified in Section 6.15.
      ---------------

     "UCC" means the Uniform Commercial Code as in effect in any applicable
      ---
jurisdiction.

     "United States" and "U.S." each means the United States of America.
      -------------       ----

     "Watchlist Stores" shall mean those Stores placed on a "watchlist" by the
      ----------------
Borrowers from time to time and, as of the Closing Date, such Watchlist to be provided to the Banks prior to the Closing Date.

     "Wholly-Owned Subsidiary" means any corporation in which (other than
      -----------------------
directors' qualifying shares required by law) 100% of the capital stock of each class having ordinary voting power, and 100% of the capital stock of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other direct or indirect Wholly-Owned Subsidiaries, or both.

     "Withdrawal Liabilities" means, as of any determination date, the aggregate
      ----------------------
amount of the liabilities, if any, pursuant to Section 4201 of ERISA if the Controlled Group made a complete withdrawal from all Multiemployer Plans (as defined in ERISA) and any increase in contributions pursuant to Section 4243 of ERISA.

     1.2  Other Interpretive Provisions.
          -----------------------------

          (a)  Defined Terms.  Unless otherwise specified herein or therein, all
               -------------
terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Terms (including uncapitalized terms) not otherwise defined herein and that are defined in the California UCC shall have the meanings therein described.

          (b)  The Agreement.  The words "hereof", "herein", "hereunder" and
               -------------
words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, section, schedule and exhibit references are to this Agreement unless otherwise specified. All exhibits and schedules to this Agreement are hereby deemed incorporated herein by this reference as a part of this Agreement.

          (c)  Certain Common Terms.
               --------------------

               (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced;

              (ii) The term "including" is not limiting and means "including without limitation"; and

             (iii) The term "or" is not exclusive and has the meaning commonly associated with the phrase "and/or."

          (d)  Performance; Time.  Whenever any performance obligation hereunder
               -----------------
(other than a payment obligation) shall be stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including." If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

          (e)  Contracts.  Unless otherwise expressly provided herein or
               ---------
therein, references in the Loan Documents to agreements and other contractual instruments shall be deemed to include all subsequent amendments, modifications, renewals, extensions, replacements, supplements to, and restatements thereof, but only to the extent the same are not prohibited by the terms of any Loan Document.

          (f)  Laws.  References to any statute or regulation are to be
               ----
construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

          (g)  Captions.  The captions and headings of this Agreement are for
               --------
convenience of reference only and shall not affect the interpretation of this Agreement.

          (h)  Independence of Provisions.  The parties acknowledge that this
               --------------------------
Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Agreement.

     1.3  Accounting Principles.
          ---------------------

          (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

          (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Borrowers, for example, "Fiscal Year 1995" refers to the fiscal year of the Borrowers ended January 31, 1995.

                                   ARTICLE 2

                             THE REVOLVING CREDIT
                             --------------------

     2.1  Amounts and Terms of Revolving Commitments.  Each Bank severally
          ------------------------------------------
agrees, on the terms and conditions
hereinafter set forth, to make Loans to the Borrowers from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time the amount set forth opposite the Bank's name in Schedule 2.1 under the heading "Revolving Commitment" (such amount as the same may or shall be reduced pursuant to Section
2.4 or as a result of one or more assignments pursuant to Section 10.8, the Bank's "Revolving Commitment"); provided, however, that, after giving effect to any Borrowing of Loans under this Section, Total Utilization of Revolving Commitments (including Letter of Credit Usage) shall not exceed the Aggregate Revolving Commitment. The Banks hereby establish pursuant to Section 2.14 hereof a $10,000,000 Letter of Credit sublimit of the Aggregate Revolving Commitment.

     Within the limits of each Bank's Revolving Commitment, and subject to the other terms, provisions, and conditions hereof, the Borrowers may borrow under this Section 2.1, repay pursuant to Section 2.5, and reborrow pursuant to this
Section 2.1.

     2.2  Notes.  The Loans made by each Bank shall be evidenced by a Revolving
          -----
Note payable to the order of that Bank in an amount equal to its Revolving Commitment.

     2.3  Procedure for Borrowing.
          -----------------------

          (a) Each Borrowing of Loans under Section 2.1 shall be made upon the Borrowers' irrevocable written notice delivered to the Agent in accordance with
Section 10.2 in the form of a Notice of Borrowing (which notice, except as otherwise set forth below with respect to the initial Borrowing of Loans to become effective on the Closing Date, must be received by the Agent prior to 9:00 a.m. Los Angeles time) one Business Day prior to the requested Borrowing date, specifying:

               (A)  the amount of the Borrowing; and

               (B)  the requested Borrowing date, which shall be a Business Day;

provided, however, that with respect to any Borrowing to become effective on the
- --------  -------
Closing Date, and notwithstanding anything to the contrary contained in the foregoing provisions of subsection (a) of this Section 2.3, the Notice of Borrowing to be delivered by the Borrowers with respect to the Closing Date shall be delivered to the Agent not later than 12:00 Noon (Los Angeles time) one Business Day before the Closing Date.

          (b) Upon receipt of the Notice of Borrowing, the Agent will promptly notify each Bank thereof and of the amount of such Bank's Commitment Percentage of the Borrowing.

          (c) Each Bank will make the amount of its Commitment Percentage of the Borrowing available to the Agent for the account of the Borrowers at the Agent's Payment Office by 11:00 a.m. (Los Angeles time) on the Borrowing date requested by the Borrowers in funds immediately available to the Agent. The proceeds of all such Loans will then be made available to the Borrowers by the Agent at such office by crediting the account of the Borrowers on the books of the Agent with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent.

     2.4  Voluntary or Mandatory Termination or Reduction of Revolving
          ------------------------------------------------------------
Commitments.
- -----------

          (a) The Borrowers may, upon not less than five Business Days' prior notice to the Agent, terminate the Aggregate Revolving Commitment or permanently reduce all or a portion of the Aggregate Revolving Commitment; provided that no
                                                               --------
such reduction or termination shall be permitted if, after giving effect thereto and to any prepayments of the Loans made on the effective date thereof, the then Total Utilization of Revolving Commitments would exceed the amount of the Aggregate Revolving Commitment then in effect and, provided, further, that once reduced in accordance with this Section 2.4, the Banks shall have no obligation to increase the Aggregate Revolving Commitment. Any reduction of the Aggregate Revolving Commitment shall be applied to each Bank's Revolving Commitment in accordance with such Bank's Commitment Percentage. All commitment fees applicable to such reduced or terminated Revolving Commitment accrued to, but not including the effective date of any reduction or termination of Revolving Commitments, shall be paid on the effective date of such reduction or termination.

          (b) The Borrowers shall permanently reduce all or a portion of the Aggregate Revolving Commitment by an amount equal to Net Proceeds (which Net Proceeds must be paid to the Credit Banks) from Dispositions which occur out of the Ordinary Course of Business (excluding going-out-of-business sales as set forth in the Projections), provided, however, that Net Proceeds of any going-out-of-business sales after the number of the Borrowers' Stores fall below 353 shall be applied as a permanent reduction of the Aggregate Revolving Commitment in an amount equal to (i) 60% of the Inventory at cost located at said closed Stores plus (ii) the Net Proceeds of all other assets located at such closed Stores and, provided, further, that all Net Proceeds from the

Disposition of the Borrowers' real property assets shall be placed in a segregated pledged account at the Agent (the "Real Estate Account") as cash collateral for the Obligations hereunder and such amounts shall not reduce the Aggregate Revolving Commitment. To the extent any such aggregate Revolving Commitment reductions required by this Section would reduce the Aggregate Revolving Commitment below the then Total Utilization of Revolving Commitments, the Borrowers shall be required to make the mandatory prepayments set forth in subsection 2.7(b).

     2.5  Optional Prepayments.  The Borrowers may, at any time or from time to
          --------------------
time, upon at least one Business Day's notice to the Agent, given by 9:00 a.m. (Los Angeles time) on such Business Day, ratably prepay Loans, in whole or in part. Such notice of prepayment shall specify the date and amount of such prepayment. Such notice shall not thereafter be revocable by the Borrowers and the Agent will promptly notify each Bank thereof and of such Bank's Commitment Percentage of such prepayment. If such notice is given by the Borrowers, the Borrowers shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 3.2.

     2.6  Joint Borrower Provisions.
          -------------------------

     The Borrower Entities represent to the Banks that they are integral parts of a consolidated enterprise, and that each Borrower Entity will receive direct and indirect benefits from the availability of the joint credit facility provided for herein, and from the ability to access the collective credit resources of the consolidated enterprise that are the Borrowers. Each Borrower Entity irrevocably authorizes each other Borrower Entity to act on its behalf in requesting, authorizing, and using the proceeds of Loans made hereunder, and each Borrower Entity agrees to be bound by the acts of each of the others in connection with the Loan Documents.

     The Borrower Entities each are, and at all times shall be, jointly and severally liable for each and every one of the Obligations hereunder and under the Loan Documents, regardless of which Borrower Entity or Borrower Entities requested, received, used, or directly enjoyed the benefit of, the extensions of credit hereunder. Unless otherwise expressly set forth to the contrary in any of the Security Agreements, all of the Collateral provided under the Security Agreements shall secure all of the Obligations. Each Borrower Entity's Obligations under this Agreement are independent Obligations and are absolute and unconditional. Each Borrower Entity, to the extent permitted by law, hereby waives any defense to such Obligations that may arise by reason of the disability or other defense or cessation of liability of any other Borrower Entity for any reason other than payment in full. Each Borrower Entity also waives any defense to such Obligations that it may have as a result of any holder's election of or failure to exercise any right, power, or remedy, including, without limitation, the failure to proceed first against such other Borrower Entity or any security it holds for such other Borrower Entity's Obligations under any Loan Document, if any. Without limiting the generality of the foregoing, each Borrower Entity expressly waives all demands and notices whatsoever (except for any demands or notices, if any, that such Borrower Entity expressly is entitled to receive pursuant to the terms of any Loan Document), and agrees that the Banks and the Agent may, without notice (except for such notice, if any, as such Borrower Entity expressly is entitled to receive pursuant to the terms of any Loan Document) and without releasing the liability of such Borrower Entity, extend for the benefit of any other Borrower Entity the time for making any payment, waive or extend the performance of any agreement or make any settlement of any agreement for the benefit of any other Borrower Entity, and may proceed against each Borrower Entity, directly and independently of any other Borrower Entity, as such obligee may elect in accordance with this Agreement.

     Each Borrower Entity acknowledges that the Obligations of such Borrower Entity undertaken herein or in the other Loan Documents, and the grants of security interests and liens by such Borrower Entity to secure Obligations of the other Borrower Entities, could be construed to consist, at least in part, of the guaranty of Obligations of the other Borrower Entities and, in full recognition of that fact, each Borrower Entity consents and agrees as hereinafter set forth in the balance of this Section 2.6. The consents, waivers, and agreements of the Borrower Entities that are contained in the balance of this Section 2.6 are intended to deal with the suretyship aspects of the transactions evidenced by the Loan Documents (to the extent that a Borrower Entity may be deemed a guarantor or surety for the Obligations of another Borrower Entity) and thus are intended to be effective and applicable only to the extent that any Borrower Entity has agreed to answer for the Obligation of another Borrower Entity or has granted a lien or security interest in Collateral to secure the Obligation of another Borrower Entity; conversely, the consents, waivers, and agreements of the Borrower Entities that are contained in the balance of this Section 2.6 shall not be applicable to the direct Obligation of a Borrower Entity with respect to credit extended directly to such Borrower Entity, and shall not be applicable to security interests or liens on Collateral of a Borrower Entity given to directly secure direct Obligations of such Borrower Entity where no aspect of guaranty or suretyship is involved. Each Borrower Entity consents and agrees that Lender may, at any time and from time to time, without notice or demand, whether before or after any actual or purported termination, repudiation or revocation of this Agreement by any one or more Borrower Entities, and without affecting the enforceability or continuing effectiveness hereof as to such Borrower Entity, in accordance with the terms of the Loan Documents: (a) supplement, restate, modify, amend, increase, decrease, extend, renew, accelerate or otherwise change the time for payment or the terms of the Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon; (b) supplement, restate, modify, amend, increase, decrease or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof, or any of the Loan Documents or any security or guarantees granted or entered into by any Person(s) other than such Borrower Entity, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof; (d) accept partial payments on the Obligations; (e) receive and hold additional security or guarantees for the Obligations or any part thereof;
(f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer or enforce any security or guarantees, and apply any security and direct the order or manner of sale thereof as Lender in its sole and absolute discretion may determine; (g) release any other Person (including, without limitation, any other Borrower Entity) from any personal liability with respect to the Obligations or any part thereof; (h) with respect to any Person other than such Borrower Entity (including, without limitation, any other Borrower Entity), settle, release on terms satisfactory to Lender or by operation of applicable laws or otherwise liquidate or enforce any Obligations and any security therefor or guaranty thereof in any manner, consent to the transfer of any security and bid and purchase at any sale; or (i) consent to the merger, change or any other restructuring or termination of the corporate or partnership existence of any other Borrower Entity or any other Person, and correspondingly agree, in accordance with all applicable provisions of the Loan Documents, to the restructure of the Obligations, and any such merger, change, restructuring or termination shall not affect the liability of any Borrower Entity or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations.

     Upon the occurrence and during the continuance of any Event of Default, the Agent may enforce the Loan Documents independently as to each Borrower Entity and independently of any other remedy or the Agent at any time may have or hold in connection with the Obligations, and, subject to the provisions of subsection 8.2(d), it shall not be necessary for the Agent to marshal assets in favor of any Borrower Entity or any other Person or to proceed upon or against or exhaust any security or remedy before proceeding to enforce this Agreement. Each Borrower Entity expressly waives, subject to the provisions of subsection 8.2(d), any right to require the Agent to marshal assets in favor of any Borrower Entity or any other Person or to proceed against any other Borrower Entity or any collateral provided by any Person, and agrees that, subject to the provisions of subsection 8.2(d), the Agent may proceed against Borrower Entities or any collateral in such order as it shall determine in its sole and absolute discretion.

     The Agent may file a separate action or actions against any Borrower Entity, whether action is brought or prosecuted with respect to any security or against any other Person, or whether any other Person is joined in any such action or actions. Each Borrower Entity agrees, for itself, that the Agent and any other Borrower Entity, or any Affiliate of any other Borrower Entity (other than such Borrower Entity itself), may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing efficacy as to such Borrower Entity of the Loan Documents. Each Borrower Entity expressly waives the benefit of any statute of limitations affecting its liability hereunder or the enforcement of the Obligations or any rights of the Agent created or granted herein.

     The Agent's and the Banks' rights hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by the Agent or the Banks (including, without limitation, the restoration or return of any amount pursuant to a court order or judgment (whether or not final or non-appealable), or pursuant to a good faith settlement of a pending or threatened avoidance or recovery action, or pursuant to good faith compliance with a demand made by a Person believed to be entitled to pursue an avoidance or recovery action (such as a bankruptcy trustee or a Person having the avoiding powers of a bankruptcy trustee, or similar avoiding powers), and without requiring the Agent or the Banks to oppose or litigate avoidance or recovery demands or actions that it believes in good faith to be meritorious or worthy of settlement or compliance, or pursue or exhaust appeals), all as though such amount had not been paid. The rights of the Agent or the Banks created or granted herein and the enforceability of the Loan Documents at all times shall remain effective to cover the full amount of all the Obligations even though the Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any other Borrower Entity and whether or not any other Borrower Entity shall have any personal liability with respect thereto.

     To the maximum extent permitted by applicable law, each Borrower Entity, for itself, expressly waives any and all defenses now or hereafter arising or that otherwise might be asserted by reason of (a) any disability or other defense of any other Borrower Entity with respect to the Obligations, or with respect to the enforceability of the Agent's security interest in or lien on any collateral securing any of the Obligations (including, without limitation, the Collateral), (b) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations, (c) the cessation for any cause whatsoever of the liability of any other Borrower Entity (other than by reason of the full payment and performance of all Obligations), (d) any failure of the Agent to give notice of sale or other disposition of Collateral to any other Borrower Entity or any other Person other than such waiving Borrower Entity, or any defect in any notice that may be given to any other Borrower Entity or any other Person other than such waiving Borrower Entity, in connection with any sale or disposition of any collateral securing the Obligations or any of them (including, without limitation, the Collateral), (e) any failure of the Agent to comply with applicable law in connection with the sale or other disposition of any collateral or other security for any Obligation that is owned by another Borrower Entity or by any other Person other than such waiving Borrower Entity, including any failure of the Agent to conduct a commercially reasonable sale or other disposition of any such collateral or other security for any Obligation, (f) any act or omission of the Agent or others that directly or indirectly results in or aids the discharge or release of any other Borrower Entity, or the Obligations of any other Borrower Entity, or any security or guaranty therefor, by operation of law or otherwise, or (g) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation. Until such time, if any, as all of the Obligations have been paid and performed in full and no portion of any commitment of the Banks to any Borrower Entity under any Loan Document remains in effect, no Borrower Entity shall have any right of subrogation, contribution, reimbursement or indemnity, and each Borrower Entity expressly waives any right to enforce any remedy that the Agent now has or hereafter may have against any other Person and waives the benefit of, or any right to participate in, any collateral now or hereafter held by the Agent. Except to the extent expressly provided for in any Loan Document, each Borrower Entity expressly waives, to the maximum extent permitted by applicable law, all rights or entitlements to presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of the Loan Documents or of the existence, creation or incurring of new or additional Obligations.

     In the event that all or any part of the Obligations at any time should be or become secured by any one or more deeds of trust or mortgages or other instruments creating or granting liens on any interests in real property, each Borrower Entity authorizes the Agent, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand except as is or may be expressly required by the terms of any Loan Document or by the provisions of any applicable law, to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale, without affecting or diminishing, except to the extent of the effect of the application of the proceeds realized therefrom, and except to the extent mandated by any non-waivable provision of applicable law, the Obligations of any Borrower Entity (other than the Obligations of a grantor of a foreclosed deed of trust, mortgage, or other instrument, to the extent, if any, that applicable law affects or diminishes the Obligations of such grantor), the enforceability of this Agreement or any other Loan Document, or the validity or enforceability of any remaining security interests or liens of, or for the benefit of, the Banks on any Collateral.

     To the fullest extent permitted by applicable law, each Borrower Entity expressly waives any defenses to the enforcement of this Agreement, or to the enforcement of any other Loan Document, or to any rights of the Banks created or granted hereby or thereby, or to the recovery by the Banks against any Borrower Entity or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale of any collateral, whether real or personal, from time to time securing any of the Obligations, even though such a foreclosure or sale may impair the subrogation rights of one or more of the Borrower Entities and may preclude one or more of the Borrower Entities from obtaining reimbursement or contribution from other Borrower Entities. To the fullest extent permitted by applicable law, each Borrower Entity expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure (S)(S) 580a, 580b, 580d or 726, or comparable provisions of the laws of any other jurisdiction, and all other suretyship defenses it otherwise might or would have under California law or other applicable law. To the fullest extent permitted by applicable law, each Borrower Entity, for itself, expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein of another Borrower Entity that is subject to any such deeds of trust or mortgages or other instruments, and any Borrower Entity's failure to receive any such notice shall not impair or affect such Borrower Entity's obligations or the enforceability of the Loan Documents or any rights of the Banks created or granted hereby or thereby.

     Each Borrower Entity hereby agrees to keep each other Borrower Entity fully apprised at all times as to the status of its business, affairs, finances, and financial condition, and its ability to perform its Obligations under the Loan Documents, and in particular as to any adverse developments with respect thereto. Each Borrower Entity hereby agrees to undertake to keep itself apprised at all times as to the status of the business, affairs, finances, and financial condition of each other Borrower Entity, and of the ability of each other Borrower Entity to perform its Obligations under the Loan Documents, and in particular as to any adverse developments with respect to any thereof. Each Borrower Entity hereby agrees, in light of the foregoing mutual covenants to inform each other, and to keep themselves and each other informed as to such matters, that the Banks shall have no duty to inform any Borrower Entity of any information pertaining to the business, affairs, finances, or financial condition of any other Borrower Entity, or pertaining to the ability of any other Borrower Entity to perform its Obligations under the Loan Documents, even if such information is adverse, and even if such information might influence the decision of one or more of the Borrower Entities to continue to be jointly and severally liable for, or to provide Collateral for, Obligations of one or more of the other Borrower Entities. To the fullest extent permitted by applicable law, each Borrower Entity hereby expressly waives any duty of the Banks to inform any Borrower Entity of any such information.
     Borrower Entities and each of them warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy, or otherwise adversely affect rights that Borrower Entities otherwise may have against other Borrower Entities, Lender, or others, or against Collateral, and that, under the circumstances, the waivers and consents herein given are reasonable and not contrary to public policy or law. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

     Anything to the contrary in this Section 2.6 notwithstanding, nothing in this Section 2.6 shall constitute a waiver or relinquishment by any Borrower Entity (a) of any right to notice from the Agent or any Bank expressly provided for in favor of such Borrower Entity in any Loan Document, or (b) of any duty or obligation of the Agent or any Bank expressly provided for in favor of such Borrower Entity in any Loan Document.

     2.7  Repayment and Mandatory Prepayments.
          -----------------------------------

          (a) The Borrowers shall repay to the Banks in full on the Revolving Termination Date the aggregate principal amount of the Loans outstanding on the Revolving Termination Date.

          (b) If Total Utilization of Revolving Commitments would exceed the Aggregate Revolving Commitment, the Borrowers immediately (and in any event by 11:00 a.m. Los Angeles time) on the next Business Day shall repay Loans in an amount sufficient to eliminate such excess. If no Loans are outstanding or are fully prepaid and the Total Utilization of Revolving Commitments shall continue to exceed the Aggregate Revolving Commitment due to outstanding Letters of Credit, the Borrowers shall cash collateralize such outstanding Letters of Credit in an amount necessary to provide that Total Utilization of Revolving Commitments shall not exceed the then-reduced Aggregate Revolving Commitment. Such cash collateral shall be deposited with the Agent, for the benefit of the Banks and shall be made only from amounts on deposit in the Sequestered Account.

     2.8  Interest.
          --------

          (a) Subject to subsections 2.8(c) and 2.8(d), each Loan shall bear interest on the outstanding principal amount thereof from the date when made until it becomes due at a rate per annum equal to the Reference Rate plus the Applicable Margin.

          (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans pursuant to Section 2.5 or Section 2.7 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand.

          (c) While any Event of Default exists, subject to the following paragraph of this subsection 2.8(c), the Borrowers shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all Loans outstanding, at a rate per annum which is determined by adding 2% per annum to the Reference Rate plus the Applicable Margin then in effect for such Loans.

          The foregoing notwithstanding, if any amount of principal of or interest on any Loan, or any other amount payable hereunder or under any of the other Loan Documents is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), the Borrowers agree to pay interest on such unpaid principal or other amount, from the date such amount becomes due until the date such amount is paid in full, and after as well as before any entry of judgment thereon to the extent permitted by law, payable on demand, at a rate per annum which is determined by adding 2% per annum to the Reference Rate plus the Applicable Margin then in effect.

          (d) Anything herein to the contrary notwithstanding, the obligations of the Borrowers hereunder shall be subject to the limitation that payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by the respective Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Bank, and in such event the Borrowers shall pay such Bank interest at the highest rate permitted by applicable law.

     2.9  Fees.
          ----

          (a)  Commitment Fee.  The Borrowers shall pay to the Agent for the
               --------------
ratable account of each Bank, in accordance with its respective Commitment Percentage, a commitment fee equal to 0.50% per annum of the average daily balance of the Available Aggregate Revolving Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter, based on a year of 360 days and actual days elapsed. Such commitment fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter commencing on June 30, 1995 through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; provided that, in connection with any reduction or termination of Revolving Commitments pursuant to Section 2.4, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the next succeeding quarterly payment being calculated on the basis of the period from the reduction or termination date to such quarterly payment date.

          (b)  Facility Fee.  The Borrowers shall pay to the Agent for the
               ------------
account of the Banks, ratably in accordance with their respective Commitment Percentages, a facility fee in an amount equal to $200,000 ($50,000 having been previously paid), which fee shall be due and payable on the Closing Date, and which fee shall be fully earned and non-refundable when paid.

     2.10 Computation of Fees and Interest.
          --------------------------------

          (a) All computations of interest, fees, and other amounts payable under any Loan Document, and for all types of Loans, shall be made on the basis of a 360-day year and actual days elapsed (including partial days), which results in more fees and interest being paid than if computed on the basis of a 365-day or 366-day year. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

          (b) Each determination of an interest rate by the Agent pursuant hereto shall be conclusive and binding on the Borrowers and the Banks in the absence of manifest error.

     2.11 Payments by the Borrowers.
          -------------------------

          (a) All payments (including prepayments) to be made by the Borrowers on account of principal, interest, fees and other amounts required hereunder shall be made without set-off, recoupment or counterclaim and shall, except as otherwise expressly provided herein, be made to the Agent for the ratable account of the Banks at the Agent's Payment Office, in dollars and in immediately available funds, no later than 11:00 a.m. (Los Angeles time) on the date specified herein. The Agent will promptly distribute to each Bank its Commitment Percentage (or other applicable share as expressly provided herein) of such principal, interest, fees or other amounts, in like funds as received. Any payment which is received by the Agent later than 11:00 a.m. (Los Angeles time) shall be deemed to have been received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue.

          (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

          (c) Unless the Agent shall have received notice from the Borrowers prior to the date on which any payment is due to the Banks hereunder that the Borrowers will not make such payment in full as and when required hereunder, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrowers shall not have made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate as in effect for each such day.

     2.12 Payments by the Banks to the Agent.
          ----------------------------------

          (a) Unless the Agent shall have received notice from a Bank on the Closing Date or, with respect to each Borrowing after the Closing Date, at least one Business Day prior to the date of any proposed Borrowing, that such Bank will not make available to the Agent as and when required hereunder for the account of the Borrowers the amount of that Bank's Commitment Percentage of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the Borrowing date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Borrowers such amount, that Bank shall on the next Business Day following the date of such Borrowing make such amount available to the Agent, together with interest at the Federal Funds Rate for and determined as of each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this subsection 2.12(a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the next Business Day following the date of such Borrowing, the Agent shall notify the

Borrowers of such failure to fund and, upon demand by the Agent, the Borrowers shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

          (b) The failure of any Bank to make any Loan on any date of Borrowing shall not relieve any other Bank of any obligation hereunder to make a Loan on the date of such borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on the date of any Borrowing.

     2.13 Sharing of Payments, Etc.  If, other than as expressly provided
          -------------------------
elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Commitment Percentage of payments on account of the Loans obtained by all the Banks, such Bank shall forthwith (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter required to be restored or returned by the purchasing Bank (including, without limitation, the restoration or return of any amount pursuant to a court order or judgment (whether or not final or non-appealable), or pursuant to a good faith settlement of a pending or threatened avoidance or recovery action, or pursuant to good faith compliance with a demand made by a Person believed to be entitled to pursue an avoidance or recovery action (such as a bankruptcy trustee or a Person having the avoiding powers of a bankruptcy trustee, or similar avoiding powers), and without requiring such purchasing Bank to oppose or litigate avoidance or recovery demands or actions that it believes in good faith to be meritorious or worthy of settlement or compliance, or pursue or exhaust appeals), such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's Commitment Percentage (according to the proportion of (i) the amount of such paying Bank's required repayment to
(ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrowers agree that any Bank so purchasing a participation from another Bank pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 10.9) with respect to such participation as fully as if such Bank were the direct creditor of the Borrowers in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this Section 2.13 and will in each case notify the Banks following any such purchases or repayments.

     2.14 Letters of Credit.
          -----------------

          (a)  Commitment.  The Borrowers may request the Issuing Bank, on the
               ----------
terms and conditions hereinafter set forth, to issue, and if so requested the Issuing Bank shall issue, commercial letters of credit in form and substance satisfactory to the Issuing Bank for the account of one or more Borrowers, from time to time on any Business Day from the Closing Date until the Revolving Termination Date, in an aggregate face amount not to exceed $10,000,000 at any time outstanding. The Borrowers shall not request and the Issuing Bank shall not issue any Letter of Credit if after giving effect to such issuance the Total Utilization of Revolving Commitments would exceed the Aggregate Revolving Commitment then available. No Letter of Credit shall have an expiration date (including all extensions by amendment) later than 210 days after the date of issuance of such Letter of Credit. The commitment to issue Letters of Credit is revolving, and the issuance and amendment to increase the amount of each Letter of Credit shall pro tanto reduce the amount of the sublimit hereunder. No
                --- -----
Letter of Credit shall be issued or extended after the Revolving Termination Date and no Letter of Credit shall in any event expire by its terms after the Revolving Termination Date.

     Immediately upon the issuance of each Letter of Credit by the Issuing Bank, each Bank shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Bank a participation in such Letter of Credit and drawings thereunder in an amount equal to such Bank's Pro Rata Share of the maximum amount that is or at any time may become available to be drawn thereunder.

     Without limiting the generality of the foregoing, and subject to the terms, provisions, and conditions contained herein, on the Closing Date the principal amount of all Prior L/Cs outstanding under the L/C Agreement shall be converted into, and shall be deemed to be, Letters of Credit issued and outstanding hereunder. On the Closing Date, all remaining funds (excluding fees) previously prepaid by the Borrowers under the L/C Agreement will be returned to the Borrowers (subject to the provisions of Section 6.14).

     The Letters of Credit shall be used by the Borrowers only for the purposes set forth in Section 6.11.

          (b)  Issuance of Letters of Credit.  The Borrowers shall request the
               -----------------------------
issuance of each Letter of Credit by delivering a Letter of Credit request and completed Application and Agreement for Commercial Letter of Credit substantially in the form of Exhibit E to the Agent not later than 11:00 a.m., Los Angeles time, at least 2 Business Days before the requested date of issuance, to the following address and telecopier number (the "Agency Office"):
Bank of America, NT & SA, Agency Management Services, Department #5596, 1455 Market Street, San Francisco, California, 94104, Attention: Peggy Fujimoto, telephone: (415) 622-4835, telecopier: (415) 622-4894. Any Letter of Credit request received by the Agent after 11:00 a.m., Los Angeles time, on any Business Day shall be deemed to have been received on the next Business Day. Each Letter of Credit request shall be sent by telecopier (followed promptly thereafter by the original), shall be irrevocable and shall be effective upon receipt by the Agent. Provided that a valid Letter of Credit request has been received by the Agent pursuant to this Section, and subject to the provisions of
Section 4.3, the Issuing Bank will issue the requested Letter of Credit on the requested date of issuance from its office at: Bank of America, NT & SA, International Trade Bank Division, Trade Operations Center, Department #6569, 333 South Beaudry Avenue, 19th Floor, Los Angeles, California 90017, Contact:
Roy Sanders, Vice President, telephone: (213) 345-6679, telecopier: (213) 345-3387. The Issuing Bank shall promptly notify the Banks of the issuance of a Letter of Credit.

          (c)  Amendment to Letters of Credit.  Each issued Letter of Credit may
               ------------------------------
be amended by written request by the Borrowers to the Agent at the Agency Office and subject to the limitations set forth in this Agreement; provided, that in no
                                                            --------
event may the Letter of Credit sublimit be exceeded or the amount of any Letter of Credit be increased after the Revolving Termination Date and in no event may the expiration date of any Letter of Credit be extended beyond October 15, 1995.

          (d)  Payment of Amounts Drawn Under Letters of Credit.  In the event
               ------------------------------------------------
of any request for drawing under any Letter of Credit by the beneficiary thereof, the Issuing Bank shall immediately (and in any event no later than one Business Day prior to the date of payment under such Letter of Credit) notify the Borrowers, and the Borrowers shall reimburse the Issuing Bank on the day on which such drawing is honored in an amount in same day funds equal to the amount of such drawing. If the Borrowers shall fail to reimburse the Issuing Bank on the date of any payment under a Letter of Credit issued by it in an amount equal to the amount of such payment, (i) the Borrowers shall be deemed to have given a Notice of Borrowing to the Agent requesting the

Banks to make Loans on the date on which such drawing is honored in an amount equal to such drawing (unless the funding of such amount would cause Total Utilization of Revolving Commitments to exceed the Aggregate Revolving Commitment, in which event the requested amount of Loans shall be the maximum amount that can be funded without causing Total Utilization of Revolving Commitments to exceed the Aggregate Revolving Commitment), and (ii) subject to the satisfaction or waiver of the applicable conditions specified herein for the making of Loans (except that minimum dollar limitations on Borrowings shall not be applicable), the Banks shall, on the Business Day next following the date of such drawing, make Loans in such aggregate amount determined as set forth above, which shall be applied directly by the Agent to reimburse the Issuing Bank for the amount of such drawing together with such accrued interest thereon, with the balance, if any, to the Borrowers; provided, that, if for any reason proceeds of Loans are not received by the Issuing Bank on such date in an amount equal to the amount of such drawing together with accrued interest thereon, the Borrowers shall reimburse the Issuing Bank, within one Business Day of the date of such drawing, in the amount of such drawing less the amount of such Loans, if any, that are so received, plus accrued interest thereon. In such event, if the Borrowers fail to reimburse Issuing Bank in such amount within one Business Day of the date of such drawing, such failure shall be deemed to be an Event of Default under subsection 8.1(a)(i) hereof. Interest on all amounts not reimbursed to the Issuing Bank on the date of such drawing shall accrue at the rates set forth herein for Base Rate Loans (including, if and as applicable, past due or default rates).

          (e)  Payment by Banks.  If the Borrowers shall fail to reimburse the
               ----------------
Issuing Bank as provided in subsection 2.14(d) in an amount equal to the amount of any drawing honored by the Issuing Bank under a Letter of Credit issued by it together with accrued interest thereon, the Issuing Bank shall promptly notify the Banks by 3:00 p.m. (Los Angeles time) of the unreimbursed amount of such drawing together with accrued interest thereon and of each Bank's respective participation therein based on each Bank's Pro Rata Share of the Aggregate Revolving Commitment. Each Bank shall make available to the Agent, for distribution to the Issuing Bank, an amount equal to its respective participation, in same day funds, at the office of the Agent specified in such notice, not later than 10:00 A.M. (Los Angeles time) on the Business Day next following the date notified by the Issuing Bank. The day of payment by each Bank to the Agent, for distribution to the Issuing Bank, and the day of notice by the Issuing Bank to each Bank each shall be both a Business Day and a business day under the laws of the jurisdiction of each such Bank. If any Bank fails to make available to the Agent, for distribution to the Issuing Bank, the amount of such Bank's participation in such Letter of Credit as provided in this subsection, the Issuing Bank, or the Agent on its behalf, shall be entitled to recover such amount on demand from such Bank, together with interest (to the extent such interest is not received from the Borrower) until such amount is recovered at the Federal Funds Rate. Nothing in this subsection shall be deemed to prejudice the right of any Bank to recover from the Issuing Bank any amounts made available by such Bank to the Issuing Bank pursuant to this subsection if it is determined by a final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by the Issuing Bank in respect of which payment was made by the Bank constituted gross negligence or willful misconduct on the part of the Issuing Bank. The Issuing Bank shall distribute to the Agent, for distribution to each other Bank which has paid all amounts payable by it under this subsection with respect to any Letter of Credit issued by the Issuing Bank, such other Bank's Pro Rata Share of all payments received by the Issuing Bank from any Borrower Entity in reimbursement of drawings honored by the Issuing Bank under such Letter of Credit if and when such payments are received. The Borrowers shall be liable to the Banks for all of the principal and interest made available by the Banks to the Issuing Bank pursuant to this subsection and interest on all amounts made available by Banks to the Issuing Bank shall accrue at the rates set forth herein for Loans (including, if and as applicable, past due or default rates). All such principal and interest amounts shall be part of the Obligations.

          (f)  Compensation.  The Borrowers agree to pay the following amounts
               ------------
with respect to each Letter of Credit issued on behalf of Borrower:

          (1) to the Agent, monthly in arrears, for distribution as provided below, a letter of credit fee equal to the greater of $125 or 0.25% per annum (the calculation to start upon issuance of such Letter of Credit) of the maximum amount available to be drawn under such Letter of Credit;

          (2) to the Agent, for distribution as provided below, with respect to drawings made under any Letter of Credit, interest, payable on demand, on the amount paid by the Issuing Bank in respect of each such drawing from the date of the drawing through the date such amount is reimbursed by the Borrowers (including any such reimbursement out of the proceeds of Loans pursuant to subsection 2.14(d)) at a rate equal to the rate applicable to Loans as the same may vary from time to time (giving effect, if and as applicable, to past due or default rates provided for herein); and

          (3) to the Issuing Bank, issuance, opening, negotiation, amendment, presentation, administrative, documentary, and processing charges and other charges in accordance with the Issuing Bank's standard schedule for such charges from time to time in effect or as otherwise mutually agreed.

     On a monthly basis upon receipt by the Agent of any amount described in clauses (1) and (2) of this subsection, the Agent shall distribute to each Bank its Pro Rata Share of such amount. All amounts provided for by this subsection are payable notwithstanding any cancellation or prepayment of any Letter of Credit issued hereunder.

          (g)  Obligations Absolute.  With respect to each Letter of Credit, the
               --------------------
joint and several obligations of the Borrowers to reimburse the Issuing Bank for payments made by the Issuing Bank with respect to drawings made under such Letter of Credit, and, subject to the express provisions of subsection 2.14(d), the obligations of the Banks under subsection 2.14(d), shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

          i)  any lack of validity or enforceability of such Letter of Credit;

         ii) the existence of any claim, set-off, recoupment, defense, or other right that any Borrower Entity or any Bank may have at any time against any beneficiary or any transferee of any Letter of Credit (or any persons or entitles for whom any such transferee may be acting), any Bank or any other Person, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Borrower Entity or any of its Subsidiaries and the beneficiary for which the Letter of Credit was procured);

        iii) any draft, demand, certificate, or any other document presented under such Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

         iv) payment by the Issuing Bank under such Letter of Credit against presentation of a demand, draft, or certificate or other document that does not comply with the terms of such Letter of Credit; provided that such payment does not constitute gross negligence or willful misconduct of the Issuing Bank, as determined by a final judgment of a court of competent jurisdiction;

          v) the occurrence of any Material Adverse Effect or any default under the Cash Collateral Stipulation;

         vi) any breach of this Agreement or any other Loan Document by any Borrower Entity, the Agent or any Bank, other than a breach involving the wrongful issuance or honor of such Letter of Credit by the Issuing Bank under circumstances where issuance or payment by the Issuing Bank constituted gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction;

        vii) the fact that an Event of Default shall have occurred and be continuing; or

       viii) any other circumstance or happening whatsoever that is similar to any of the foregoing.

          (h)  Indemnification:  Nature of Issuing Bank's Duties.  In addition
               -------------------------------------------------
to amounts payable as elsewhere provided in this Section 2.14, the Borrowers hereby agree to protect, indemnify, pay, and hold each Issuing Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges, and expenses (including reasonable out-of-pocket attorneys' fees and costs) that the Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit, or (ii) the failure of the Issuing Bank to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions are herein called "Government Acts").

     As between the Borrowers and the Issuing Bank, the Borrowers assume all risks of the acts and omissions of, or misuse of the Letters of Credit issued by the Issuing Bank by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the last paragraph of this subsection 2.14(h), the Issuing Bank shall not be responsible:
(i) for the form, validity, sufficiency, accuracy, genuineness, or legal effect of any document submitted by any Person in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged;
(ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, or for the identify of any purported transferee or assignee of any beneficiary thereof; (iii) for failure of the beneficiary of any such Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) for the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (viii) for any consequences arising from causes beyond the control of the Issuing Bank, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of any of the Issuing Bank's rights or powers hereunder.

     In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted to be taken by the Issuing Bank under or in connection with the Letters of Credit issued by it or the related certificates, if taken or omitted in good faith, and to the extent not with gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction, shall not put such Issuing Bank under any resulting liability to the Borrowers or any of their Subsidiaries.

     Notwithstanding anything to the contrary contained in this subsection 2.14(h), the Borrowers shall have no obligation to indemnify the Issuing Bank in respect of any liability incurred by the Issuing Bank arising-out of the gross negligence or willful misconduct of the Issuing Bank, as determined by a final judgment of a court of competent jurisdiction.


                                   ARTICLE 3

                          TAXES AND YIELD PROTECTION
                          --------------------------

     3.1  Taxes.
          -----

          (a) Subject to subsection 3.1(g), any and all payments by the Borrowers to each Bank or the Agent under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Bank's net income by the jurisdiction under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

          (b) In addition, the Borrowers shall pay any present or future stamp or documentary taxes or any other excise taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other Taxes").

          (c) Subject to subsection 3.1(g), the Borrowers shall indemnify and hold harmless each Bank and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.1) paid by the Bank or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted; provided, however, that any Person receiving from Borrowers such an indemnification payment shall provide to Borrowers proof of payment of such Taxes or Other Taxes, accompanied by a certificate stating that such Person reasonably believes that such amount was properly due and payable, or, if reasonable grounds exist on which to contest such payment, so notifying the Borrowers thereof, so that appropriate remedies may be pursued. Payment under this indemnification shall be made within 30 days from the date the Bank or the Agent makes written demand therefor.

          (d) If the Borrowers shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then, subject to subsection 3.1(g):

               (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.1) such Bank or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;

              (ii)  the Borrowers shall make such deductions; and

             (iii) the Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (e) Within 30 days after the date of any payment by the Borrowers of Taxes or Other Taxes, the Borrowers shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

          (f) Each Bank which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) agrees that:

               (i) it shall, no later than the Closing Date (or, in the case of a Bank which becomes a party hereto pursuant to Section 10.8 after the Closing Date, the date upon which the Bank becomes a party hereto) deliver to the Borrowers through the Agent two accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"), or two accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("Form 1001"), as appropriate, in each case indicating that the Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

              (ii) if at any time the Bank makes any changes necessitating a new Form 4224 or Form 1001, it shall with reasonable promptness deliver to the Borrowers through the Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224; or two accurate and complete signed originals of Form 1001, as appropriate, in each case indicating that the Bank is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

             (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in (ii) above) requiring a change in or renewal of the most recent Form 4224 or Form 1001 previously delivered by such Bank, deliver to the Borrowers through the Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by the Bank; and

              (iv) it shall, promptly upon the Borrowers' or the Agent's reasonable request to that effect, deliver to the Borrowers or the Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Bank's tax status for withholding purposes.

          (g) The Borrowers will not be required to pay any additional amounts in respect of United States Federal income tax pursuant to subsection 3.1(d) to any Bank for the account of any Lending Office of such Bank:

               (i) if the obligation to pay such additional amounts would not have arisen but for a failure by such Bank to comply with its obligations under subsection 3.1(f) in respect of such Lending Office;

              (ii) if such Bank shall have delivered to the Borrowers a Form 4224 in respect of such Lending Office pursuant to subsection 3.1(f), and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Borrowers hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

             (iii) if the Bank shall have delivered to the Borrowers a Form 1001 in respect of such Lending Office pursuant to subsection 3.1(f), and such Bank shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Borrowers hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

          (h) If, at any time, the Borrowers request any Bank to deliver any forms or other documentation pursuant to subsection 3.1(f)(iv), then the Borrowers shall, on demand of such Bank through the Agent, reimburse such Bank for any costs and expenses (including Attorney Costs) reasonably incurred by such Bank in the preparation or delivery of such forms or other documentation.

               (i) If the Borrowers are required to pay additional amounts to any Bank or the Agent pursuant to subsection 3.1(d), then such Bank shall use its reasonable best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Borrowers which may thereafter accrue if such change in the judgment of such Bank is not otherwise disadvantageous to such Bank.

     3.2  Increased Costs and Reduction of Return.
          ---------------------------------------

          (a) If any Bank or the Issuing Bank shall determine that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank or the Issuing Bank of agreeing to issue or honor letters of credit generally, then the Borrowers shall be liable for, and shall from time to time, upon demand therefor by such Bank (with a copy of such demand to the Agent), pay to such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

          (b) If any Bank or the Issuing Bank shall have reasonably determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank or the Issuing Bank (or its Lending Office) or any corporation controlling the Bank or the Issuing Bank, with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or the Issuing Bank or any corporation controlling the Bank or the Issuing Bank and (taking into consideration such Bank's or the Issuing Bank's or such corporation's policies with respect to capital adequacy and such Bank's or the Issuing Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Revolving Commitment, Loans, Letters of Credit or participations therein, or obligations under this Agreement, then, upon demand of such Bank or the Issuing Bank (with a copy to the Agent), the Borrowers shall upon demand pay to the Bank or the Issuing Bank, from time to time as specified by the Bank or the Issuing Bank, additional amounts sufficient to compensate the Bank or Issuing Bank for such increase.

     3.3  Certificates of Banks.  Any Bank claiming reimbursement or
          ---------------------
compensation pursuant to this Article III shall deliver to the Borrowers (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.

     3.4  Substitution of Banks.  Upon the receipt by the Borrowers from any
          ---------------------
Bank (an "Affected Bank") of a claim for compensation pursuant to Section 3.2, the Borrowers may: (a) request the Affected Bank to use its best efforts to obtain a replacement bank or financial institution satisfactory to the Borrowers to acquire and assume all or part of such Affected Bank's Loans and Revolving Commitments (a "Replacement Bank"); (b) request one or more of the other Banks to acquire and assume all or part of such Affected Bank's Loans and Revolving Commitments (including the amount of any increased costs for which the Affected Bank has requested payment); or (c) designate a Replacement Bank (which shall purchase the Affected Bank's Loans and Revolving Commitment and reimburse the Affected Bank in full for any increased costs). Any such designation of a Replacement Bank under clause (a) or (c) shall be subject to the prior written consent of the Agent (which consent shall not be unreasonably withheld).

     3.5  Survival.  The agreements and obligations of the Borrowers in this
          --------
Article III shall survive the payment of all other Obligations and the termination of the Loan Documents.

                                   ARTICLE 4

                             CONDITIONS PRECEDENT
                             --------------------

     4.1  Conditions of Initial Loans and Conversion of Prior L/Cs.  The
          --------------------------------------------------------
obligation of each Bank to make its initial Loan hereunder and to permit the Prior L/Cs to be deemed Letters of Credit hereunder is subject to the condition that the Agent shall have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and each Bank and, with respect to original Loan Documents other than Notes, in sufficient copies for each Bank:

          (a)  Agreement and Notes.  This Agreement and the Notes executed by
               -------------------
each of the Borrower Entities, the Agent and each of the Banks;

          (b)  Resolutions; Incumbency.
               -----------------------

               (i) Copies of the resolutions of the board of directors of each of the Borrower Entities approving and authorizing the execution, delivery and performance by such Person of this Agreement and the other Loan Documents to be delivered hereunder, and authorizing the borrowing of the Loans, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Person; and

              (ii) A certificate of the Secretary or Assistant Secretary of each of the Borrower Entities certifying the names and true signatures of the officers of such Person authorized to execute and deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered hereunder;

          (c)  Articles of Incorporation:  By-laws and Good Standing.  For each
               -----------------------------------------------------
of the Borrower Entities, each of the following documents:

               (i) the articles or certificate of incorporation of such Person as in effect on the Closing Date, certified by the Secretary of State of the state of incorporation of the Person as of a recent date and by the Secretary or Assistant Secretary of the Person as of the Closing Date (provided that, with respect to any Borrower Entity, if the articles or certificate of incorporation of such Borrower Entity have not been amended, altered, supplemented, restated, or otherwise modified from the version thereof that was previously delivered to the banks and other financial institutions that are parties to the Credit Agreement, the foregoing requirement of this subsection 4.1(c)(i) may be satisfied by the delivery of a copy of the same version of the articles or certificate of incorporation of such Borrower Entity as was previously delivered, accompanied by a certificate signed by the Secretary or Assistant Secretary of such Borrower Entity certifying that same is a true and complete copy of same as in effect on the Closing Date, and certifying that same have not been amended, altered, supplemented, restated, or otherwise modified since previously delivered; and in such event it shall not be necessary for such Borrower Entity to obtain new or additional certified copies from the Secretary of State of the state of incorporation of such Borrower Entity), and the bylaws of the Person as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of the Person as of the Closing Date; and

              (ii) a good standing certificate from the Secretary of State or equivalent officer with respect to each state specified with respect to such Borrower Entity on Schedule 4.1(c)(ii);

          (d)  Legal Opinion.  An opinion of Marvin S. Maltzman, General Counsel
               -------------
of the Borrowers, addressed to the Agent and the Banks, substantially in the form of Exhibit D.

          (e)  Payment of Fees.  The Borrowers shall have paid (a) all accrued
               ---------------
and unpaid reasonable fees, costs and expenses due hereunder to the extent then due and payable on the Closing Date, together with Attorney Costs to the extent invoiced prior to or on the Closing Date, provided, however, such costs and
                                          --------
expenses accrued and unpaid hereunder shall not exceed $150,000 in aggregate amount; and (b) costs and expenses accrued and unpaid under the Credit Agreement in an amount equal to $275,000.

          (f)  Certificate.  A certificate signed by a Responsible Officer,
               -----------
dated as of the Closing Date, stating that:

               (i) the representations and warranties contained in Article V and in the Security Agreements are true and correct on and as of such date, as though made on and as of such date;

              (ii) no Default or Event of Default exists or would result from the initial Borrowing; and

             (iii) there has not occurred, since January 31, 1995, any event or circumstance that could reasonably be expected to result in a Material Adverse Effect.

          (g)  The Projections.  A copy of the Projections of the Borrowers.
               ---------------

          (h)  Cash Collateral Stipulation.  A copy of the Cash Collateral
               ---------------------------
Stipulation, in form and substance satisfactory to the Banks, with no standing motions to modify, rescind or stay such Cash Collateral Stipulation.

          (i)  Claim Certificate.  A certificate of acknowledgement by the
               -----------------
Borrowers and the Creditors' Committee regarding the validity and priority of pre-petition claims and security interests in favor of the Credit Banks under the Credit Agreement and acknowledgement by the Borrowers and the Creditors' Committee that the Borrowers and the Creditors' Committee have no claims, cross-claims, counter-claims, setoffs or defenses of any kind or nature which would affect the pre-petition obligations of the Borrowers under the Credit Agreement and the Banks' claims and security interest under the Loan Documents.

          (j)  Release of Claims.  A release of claims, in form and substance
               -----------------
satisfactory to the Banks, executed by the Borrowers and the Creditors'
Committee.

          (k)  Credit Bank Consent.  A consent, in form and substance
               -------------------
satisfactory to the Agent, from every Credit Bank which is not a Bank hereunder and the Creditors' Committee.

          (l)  Acknowledgement.  An executed acknowledgement in form and
               ---------------
substance satisfactory to the Agent, by Borrowers and the Creditors' Committee of the validity, priority and extent of the Credit Banks' pre-petition claim of $126,770,658.00, less $104,675.29 in interest paid postpetition, together with approximately $125,000 in pre-petition professional fees and costs and the Credit Banks' security interests in the Borrowers' assets pledged as collateral to the Credit Banks, as well as acknowledging that the Borrowers and Creditors' Committee have no claims, counterclaims, set-offs and/or defenses of any kind or nature which would affect the Credit Banks' and/or Agent's claims and security interests in such pledged assets.

          (m)  DIP Financing Order.  A final executed DIP Financing Order, in
               -------------------
form and substance satisfactory to the Banks, approving the Loan and Letter of Credit facilities hereunder, including findings of proper notice under Federal Rule of Bankruptcy Procedure 4001 and good faith under Bankruptcy Code Section 364(e).

          (n)  Security Documents.  The Security Agreements, signed by each
               ------------------
Borrower Entity and by the Agent, and such Financing Statements as the Agent may require to be filed to perfect the security interests of the Agent in the Collateral.

          (o)  Credit Agreement Prepayment.  An amount equal to $6,000,000 shall
               ---------------------------
be repaid to the Credit Banks for indebtedness outstanding under the Credit Agreement.

          (p)  First Priority Lien.  The Agent, on behalf of the Banks shall
               -------------------
have a first priority lien on all assets of the Borrowers, whether presently existing or hereafter acquired including, but not limited to, other assets and avoidance actions under Sections 544, 547, 548, 549 and 550 of the Bankruptcy Code, with priority and superpriority over the Credit Banks pre-petition first priority lien securing the Credit Banks' indebtedness outstanding under the Credit Agreement, priority claims, administrative expenses or any other claim against the Borrowers whatsoever, subject, however, to any valid pre-bankruptcy existing liens on the Borrowers' real property and personal property assets set forth on Schedule 4.1(p) hereto to the best of the Borrowers' knowledge.

          (q)  Mauldin Plan.  The Mauldin Plan shall be delivered on or before
               ------------
March 31, 1995.

          (r)  Real Property Documents.  Receipt of appraisals (in form and
               -----------------------
substance satisfactory to the Majority Banks) and Phase I environmental reports (in form and substance satisfactory to the Majority Banks) with regard to the Mauldin Distribution Center and Headquarters Building (as specified on Schedule 1.2).

          (s)  Insurance Certificates.  Receipt of the following (in form and
               ----------------------
substance satisfactory to the Agent): (i) evidence that the Agent, on behalf of the Banks, has been named lender loss payee for all insurance maintained by the Borrowers relating to encumbered real property, contents (including, but not limited to, inventory) earthquake and employee dishonesty, (ii) evidence of business interruption insurance relating to the Mauldin Distribution Center and
(iii) evidence that 30 days cancellation notice will be sent to the Agent for each insurance policy maintained by the Borrowers.

          (t)  Other Documents.  Such other approvals, opinions, or documents as
               ---------------
the Agent or any Bank may reasonably request. Without limiting the generality of the foregoing sentence, except to the extent, if any, that the Agent in its discretion may have agreed that all or some of the following items may be delivered within a specified interval of time after the Closing Date as conditions subsequent to the obligations of the Agent and the Banks hereunder, and only to such extent, if any, the Agent shall have received, with respect to each deposit account identified on a schedule delivered to the Agent before the Closing Date, a properly completed Notice to Depositary Institution signed by the Borrower Entity or Borrower Entities having rights in or with respect to such deposit account.

     4.2  Conditions to All Borrowings.  The obligation of each Bank to make any
          ----------------------------
Loan to be made by it hereunder (including its initial Loan) is subject to the satisfaction of the following conditions precedent on the relevant borrowing, continuation or conversion date:

          (a)  Notice of Borrowing.  The Agent shall have received a Notice of
               -------------------
Borrowing (with, in the case of the initial Loan only, a copy for each Bank);

          (b)  Continuation of Representations and Warranties.  The
               ----------------------------------------------
representations and warranties made by the Borrowers contained in Article V or contained in the Security Agreements shall be true and correct in all material respects on and as of such borrowing, continuation or conversion date with the same effect as if made on and as of such borrowing date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); and

          (c)  No Existing Default.  No Default or Event of Default shall exist
               -------------------
or shall result from such Borrowing and Borrowers shall not be in default under the Code, any court order or other agreement with the Banks.

Each Notice of Borrowing submitted by the Borrowers hereunder shall be deemed to constitute a representation and warranty by the Borrowers hereunder, as of the date of each such notice or application and as of the date of each Borrowing that the conditions in Section 4.2 are satisfied.

     4.3  Conditions to All Letters of Credit.  The issuance of any Letter of
          -----------------------------------
Credit by the Issuing Bank hereunder is subject to prior or concurrent satisfaction of all the following conditions:

          (a)  Notice.  The Issuing Bank shall have received, in accordance with
               ------
the provisions of subsection 2.14(b), a notice requesting the issuance of such Letter of Credit, an executed application for such Letter of Credit in the form customarily required by the Issuing Bank for the issuance of letters of credit, all other information specified in subsection 2.14(b), and such other documents as the Issuing Bank reasonably may require in connection with the issuance of such Letter of Credit.

          (b)  Continuation of Representations and Warranties.  The
               ----------------------------------------------
representations and warranties made by the Borrowers contained in Article V or contained in the Security Agreements shall be true and correct in all material respects on and as of the date of such issuance of a Letter of Credit with the same effect as if made on and as of such issuance of a Letter of Credit (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date);

          (c)  No Existing Default.  No Default or Event of Default shall exist
               -------------------
or shall result from such issuance of a Letter of Credit and Borrowers shall not be in default under the Code, any court order or other agreement with the Banks; and

          (d)  Satisfaction of Other Conditions.  Any other applicable
               --------------------------------
conditions to the issuance of such Letter of Credit contained in Section 2.14 shall have been satisfied.

                                   ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Borrowers represent and warrant to the Agent and each Bank that:

     5.1  Corporate Existence and Power.  The Company and each of its direct and
          -----------------------------
indirect Subsidiaries:

          (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under, the Loan Documents;

          (c) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and

          (d) is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or this clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

     5.2  Corporate Authorization:  No Contravention.  The execution, delivery
          ------------------------------------------
and performance by the Company and its Subsidiaries of this Agreement, and any other Loan Document to which such Person is party, have been duly authorized by all necessary corporate action, and do not and will not:

          (a)  contravene the terms of any of that Person's Organization
Documents;

          (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or

          (c)  violate any Requirement of Law.

     5.3  Governmental Authorization.  No approval, consent, exemption,
          --------------------------
authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company or any of its direct or indirect Subsidiaries of the Agreement or any other Loan Document.

     5.4  Binding Effect.  This Agreement and each other Loan Document to which
          --------------
the Borrowers are a party constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms.

     5.5  Litigation.  There are no actions, suits, proceedings, claims or
          ----------
disputes pending, or to the best knowledge of the Borrowers, threatened or contemplated that are not stayed, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or its direct or indirect Subsidiaries or any of their respective Properties which:

          (a) purport to affect or pertain to this Agreement, or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

          (b) if determined adversely to the Company or its direct or indirect Subsidiaries, would reasonably be expected to have a Material Adverse Effect.
No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

     5.6  No Default.  No Default or Event of Default exists or would result
          ----------
from the incurring of any Obligations by the Borrowers. Neither the Borrowers nor any of their Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect.

     5.7  ERISA.  The Company sponsors only one Thrift Plan subject to the
          -----
provisions of ERISA. The Company represents that there are no excise taxes or other taxes due or assessable in connection with any prohibited transactions, as defined in Section 406 of ERISA and Section 4975 of the Code in connection with said Thrift Plan. The Company further represents that there are no secured claims against the Company for any failure to make matching contributions under the Thrift Plan or a breach of fiduciary duty in connection with the operation of the Thrift Plan. The Company represents that no other taxes or penalties were assessed by and remain payable to any Governmental Authority in connection with the Thrift Plan.

     5.8  Use of Proceeds; Margin Regulations.  The proceeds of the Loans are
          -----------------------------------
intended to be and shall be used solely for the purposes set forth in and permitted by Section 6.11, and are intended to be and shall be used in compliance with Section 7.7. Each Borrower Entity acknowledges, agrees, represents, and warrants for the benefit of the Agent and each Bank that any restrictions on the use of Loan proceeds contained in the Loan Documents were negotiated and agreed to in good faith and are commercially reasonable (within the meaning and contemplation of the terms "good faith" and "commercially reasonable" as used in Section 9102(4)-(8) of the California UCC).

     5.9  Title to Properties.  The Company and each of its Subsidiaries has
          -------------------
good record and marketable title in fee simple to, or valid leasehold interests in, all real Property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date, the Property of the Company and its direct or indirect Subsidiaries is not subject to any Liens, other than Permitted Liens.

     5.10 Taxes.  The Company and its direct or indirect Subsidiaries have filed
          -----
all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their Properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP and no Notice of Lien has been filed or recorded. There is no proposed tax assessment against the Company or any of its direct or indirect Subsidiaries which would, if the assessment were made, have a Material Adverse Effect.

     5.11 Continuing Collateral.  The Company and its direct or indirect
          ---------------------
Subsidiaries represent and warrant that any Property acquired by the Borrowers which are not financed through other sources during the term of this Agreement shall become additional Collateral pledged in favor of the Agent, on behalf of the Banks, and the Borrowers shall execute all necessary security documents to implement such Lien.

     5.12 Environmental Matters.
          ---------------------

          (a) Except as specifically disclosed in Schedule 5.12, the on-going operations of the Company and each of its direct or indirect Subsidiaries comply in all respects with all Environmental Laws, except such non-compliance which would not (if enforced in accordance with applicable law) result in liability in excess of $1,000,000 in the aggregate.

          (b) Except as specifically disclosed in Schedule 5.12, the Company and each of its direct or indirect Subsidiaries has obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for its ordinary course operations, all such Environmental Permits are in good standing, and the Company and each of its direct or indirect Subsidiaries is in compliance with all material terms and conditions of such Environmental Permits.

          (c) Except as specifically disclosed in Schedule 5.12, none of the Company, any of its direct or indirect Subsidiaries or any of their respective present Property or operations is subject to any outstanding written order from or agreement with any Governmental Authority nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

          (d) Except as specifically disclosed in Schedule 5.12, there are no Hazardous Materials or other conditions or circumstances existing with respect to any Property, or arising from operations prior to the Closing Date, of the Company or any of its direct or indirect Subsidiaries that would reasonably be expected to give rise to Environmental Claims with a potential liability of the Company and its direct or indirect Subsidiaries in excess of $1,000,000 in the aggregate for any such condition, circumstance or Property; provided, however, that with respect to Property leased from an unrelated third party, the foregoing representation is made to the best knowledge of the Borrowers. In addition, (i) neither the Company nor any of its direct or indirect Subsidiaries has any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws, or (y) that are leaking or disposing of Hazardous Materials off-site, and (ii) the Company and its direct or indirect Subsidiaries have notified all of their employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under Title III of CERCLA and all other Environmental Laws.

     5.13 Regulated Entities.  None of the Company, any Person controlling the
          ------------------
Company, or any direct or indirect Subsidiary of the Company, is (a) an "Investment Company" within the meaning of the Investment Company Act of 1940; or (b) subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

     5.14 Labor Relations.  There are no strikes, lockouts or other labor
          ---------------
disputes against the Company or any of its direct or indirect Subsidiaries, or, to the best of the Company's knowledge, threatened against or affecting the Company or any of its direct or indirect Subsidiaries, and no significant unfair labor practice complaint is pending against the Company or any of its direct or indirect Subsidiaries or, to the best knowledge of the Company, threatened against any of them before any Governmental Authority.

     5.15 Copyrights, Patents, Trademarks and Licenses, etc.  The Company or its
          -------------------------------------------------
direct or indirect Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed by the Company or any of its direct or indirect Subsidiaries infringes upon any rights held by any other Person; no claim or litigation that is not stayed regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     5.16 Subsidiaries.  The Company has no Subsidiaries other than those
          ------------
specifically disclosed in part (a) of

Schedule 5.16 hereto and has no equity investments in any other corporation or Person other than those specifically disclosed in part (b) of Schedule 5.16.

     5.17 Brokers; Transaction Fees.  Neither the Company nor any of its direct
          -------------------------
or indirect Subsidiaries has any obligation to any Person in respect of any finder's, broker's or investment banker's fee in connection with the transactions contemplated hereby.

     5.18 Insurance.  The Properties of the Company and its direct or indirect
          ---------
Subsidiaries are insured with financially sound and reputable insurance companies, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar Properties in localities where the Company or such direct or indirect Subsidiary operates and as required by Section 6.6.

     5.19 Full Disclosure.  None of the representations or warranties made by
          ---------------
the Company or any of its direct or indirect Subsidiaries in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in each exhibit, report, statement or certificate furnished by or on behalf of the Company or any of its direct or indirect Subsidiaries in connection with the Loan Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading.

     5.20 Locations of Collateral and Places of Business.  Except for Inventory
          ----------------------------------------------
temporarily in transit between locations of the Borrowers specified in the Security Documents and except for locations of the Borrowers that have changed during a fiscal month of the Borrowers with respect to which the Borrowers are not past due in delivering an updated Schedule of Collateral location to the Agent pursuant to the penultimate sentence of Section 6.12, the Collateral location schedule delivered to the Agent prior to the Closing Date contains a complete disclosure of all locations at which any of the Collateral consisting of tangible Property is located, or at which any of the Borrower Entities maintains offices or a place of business. As to each such location, except for the effect of any changes that may have occurred during a fiscal month of the Borrowers with respect to which the Borrowers are not past due in delivering an updated Schedule of Collateral location to the Agent pursuant to the penultimate sentence of Section 6.12, the Collateral location schedule delivered to the Agent prior to the Closing Date indicates which Borrower

Entity or Borrower Entities own Collateral at such location or maintain offices or a place of business at such location.

     5.21 Locations of, and Information with Respect to, Deposit Accounts.
          ---------------------------------------------------------------
Except for the effect of changes that have occurred during a fiscal month of the Borrowers with respect to which the Borrowers are not past due in delivering to the Agent an updated schedule of deposit account locations pursuant to the penultimate sentence of Section 6.12, the schedule of deposit locations delivered to the Agent prior to the Closing Date contains a complete disclosure of all deposit accounts of any type or nature in which any Borrower Entity has any interest. With respect to each such deposit account, except for the effect of changes that have occurred during a fiscal month of the Borrowers with respect to which the Borrowers are not past due in delivering to the Agent an updated schedule of deposit account locations pursuant to the penultimate sentence of Section 6.12, the schedule of deposit locations delivered to the Agent prior to the Closing Date accurately discloses the following information:
(a) The name in which such deposit account is maintained and the identity of which Borrower Entity or Borrower Entities have any interest therein; (b) The name of the depositary institution with which such account is maintained; (c) The address of the branch or office of such depositary institution at which such deposit account is maintained; (d) The telephone number of such branch or office of such depositary institution; (e) The account number of such deposit account and the related ABA routing number; and (f) A brief description of the nature and purpose of such deposit account.

     5.22 Bankruptcy Code Protections.  The Company and its direct or indirect
          ---------------------------
Subsidiaries acknowledge that the Loans hereunder are extended by the Banks in good faith and the Banks are entitled to the protections of Section 364(e) of the Bankruptcy Code.

     5.23 Unsecured Credit.  The Company and its direct or indirect Subsidiaries
          ----------------
acknowledge that they were unable to obtain unsecured credit comparable in amount and terms to the credit extended hereunder, under Section 364(a) or (b) of the Bankruptcy Code.

     5.24 Validity of Security Interest.  The Company and its direct or indirect
          -----------------------------
Subsidiaries represent and warrant that the security interests in and Liens on the Collateral in favor of the Banks under the Loan Documents are valid, effective, perfected and enforceable as set forth in the DIP Financing Order without any other filing or recording necessary by the Agent or the Banks.

     5.25 Superpriority Lien Status.  The Company and the direct or indirect
          -------------------------
Subsidiaries represent and warrant that the Banks have been granted superpriority lien status pursuant to the provisions of Section 364(d) of the Bankruptcy Code.


                                   ARTICLE 6

                             AFFIRMATIVE COVENANTS
                             ---------------------

     The Borrowers covenant and agree that, so long as any Bank shall have any Revolving Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:

     6.1  Financial Statements.  The Borrowers shall deliver to the Agent in
          --------------------
form and detail satisfactory to the Agent and the Majority Banks, with sufficient copies for each Bank:

          (a) as soon as available, but not later than 105 days after the end of each fiscal year, a copy of the audited consolidated balance sheet of the Borrowers as at the end of such year and the related consolidated statements of income, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, and accompanied by the opinion of Deloitte & Touche or another nationally recognized independent public accounting firm which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by such accountant of any material portion of the Company's or any direct or indirect Subsidiary's records and shall be delivered to the Agent and the Banks;

          (b) as soon as available, but not later than 50 days after the end of each of the first three fiscal quarters of each year, a copy of the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for the period commencing on the first day and ending on the last day of such quarter, with comparable statements for the preceding fiscal year, and certified by an appropriate Responsible Officer as being complete and correct and fairly presenting, in accordance with GAAP, the financial position and the results of operations of the Company and its direct or indirect Subsidiaries.

          (c) no later than the close of business on the third Business Day thereafter for each Business Day, a daily sales report, including daily sales, week-to-date sales, month-to-date sales and year-to-date sales, for all Stores including Stores going-out-of business;

          (d) no later than the Friday of each week for the prior week and in accordance with the Company's usual practice for delivery of monthly reports, for the prior calendar month, reports on purchases of new Inventory by category, paid and committed;

          (e) in accordance with the Company's usual practice for delivery of monthly reports, detailed monthly Inventory calculations and reconciliations of going-out-of-business and continuing Store Inventory (in a format acceptable to the Agent);

          (f) no later than the Friday of each week for the prior week, a weekly variance report showing weekly cash flow and comparing actual amounts received against the amounts set forth in the Projections;

          (g) in accordance with the Company's usual practice for delivery of monthly reports by Store, financial statements (balance sheet and profit and loss and including going-out-of-business Stores and Stores described in the 62-Store Closing Plan, as well as continuing Stores) and a report on retail Inventory levels; and

          (h) no later than Friday of each week for the prior week, reports indicating the amount of Inventory sold by the Borrowers in connection with the 62-Store Closing Plan and the Net Proceeds realized by the Borrowers on a weekly and cumulative basis.

     6.2  Certificates:  Other Information.  The Borrowers shall furnish to the
          --------------------------------
Agent, with sufficient copies for each Bank:

          (a) concurrently with the delivery of the financial statements referred to in subsection 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in subsections 6.1(a) and (b), a certificate (substantially in the form of Exhibit J) of a Responsible Officer stating that, to the best of such officer's knowledge, the Borrowers, during such period, have observed and performed all of their respective covenants and other agreements, and satisfied every condition contained in this Agreement to be observed, performed or satisfied by it, including, without limitation, Section 2.7, and that such officer has obtained no knowledge of any Default or Event of Default except as specified (by applicable subsection reference) in such certificate; and

          (c) promptly after the same are sent, and in any event within 15 days of being sent, copies of all financial statements and reports which the Borrowers send to their shareholders; and promptly after the same are filed, and in any event within 15 days of being filed, copies of all financial statements and regular, periodical or special reports which the Borrowers may make to, or file with, the SEC under the Exchange Act, or any successor or similar Governmental Authority.

     6.3  Notices.  The Borrowers shall promptly notify the Agent and each Bank:
          -------

          (a) of the occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default;

          (b) of (i) any breach or non-performance of, or any default under, any Contractual Obligation of the Company or any of its direct or indirect Subsidiaries which could result in a Material Adverse Effect; and (ii) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between the Company or any of its direct or indirect Subsidiaries and any Governmental Authority;

          (c) of the commencement of, or any material development in, any litigation or proceeding that is not stayed affecting the Company or any direct or indirect Subsidiary (i) in which the amount of damages claimed is $500,000 (or its equivalent in another currency or currencies) or more, (ii) in which injunctive or similar relief is sought and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect or (iii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any Loan Document;

          (d)  upon, but in no event later than 10 days after, becoming aware of
(i) any and all enforcement, cleanup, removal or other governmental or regulatory actions instituted, completed or threatened against the Company or any of its direct or indirect Subsidiaries or any of their respective Properties pursuant to any applicable

Environmental Laws, (ii) all other Environmental Claims and (iii) any environmental or similar condition on any real property adjoining or in the vicinity of the property of the Company or any direct or indirect Subsidiary that could reasonably be anticipated to cause such property or any part thereof to be subject to any restrictions on the ownership, occupancy, transferability or use of such property under any Environmental Laws having a Material Adverse Effect;

          (e) of any other litigation or proceeding affecting the Company or any of its direct or indirect Subsidiaries which the Company would be required to report to the SEC pursuant to the Exchange Act, within four days after reporting the same to the SEC;

          (f) any Material Adverse Effect subsequent to the date of the most recent audited financial statements of the Borrowers delivered to the Banks pursuant to subsection 6.1(a);

          (g) of any change in accounting policies or financial reporting practices by the Company or any of its direct or indirect Subsidiaries;

          (h) of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other labor disruption against or involving the Company or any of its direct or indirect Subsidiaries that is reasonably likely to result in a Material Adverse Effect; and

          (i) of the direct or indirect acquisition by any person or group (as such term is defined in Section 13(d)(3) of the Exchange Act), in one or a series of transactions, of beneficial ownership (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) of 5% or more of the outstanding shares of the Company's common stock.

Each notice pursuant to this Section shall be accompanied by a written statement by a Responsible Officer of the Borrowers setting forth details of the occurrence referred to therein, and stating what action the Borrowers propose to take with respect thereto and at what time. Each notice under subsection 6.3(a) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been breached or violated.

     6.4  Preservation of Corporate Existence, Etc.  The Company shall, and
          -----------------------------------------
shall cause each of its direct or indirect Subsidiaries to:

          (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation;

          (b) preserve and maintain in full force and effect all rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business;

          (c) subject to Sections 6.15 and 6.16, the provisions of the 62-Store Closing Plan and the Closed Store List, use its reasonable efforts, in the Ordinary Course of Business, to preserve its business organization and preserve the goodwill and business of the customers, suppliers and others having material business relations with it; and

          (d) preserve or renew all of its registered trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

     6.5  Maintenance of Property.  The Company shall, subject to the provisions
          -----------------------
of Sections 6.15 and 6.16, the 62-Store Closing Plan and the Closed Store List, maintain, and shall cause each of its direct or indirect Subsidiaries to maintain, and preserve all its respective Property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted. In addition, each Borrower Entity shall comply with all of their Obligations and covenants contained in the Security Agreements.

     6.6  Insurance.  The Company shall maintain, and shall cause each of its
          ---------
direct and indirect Subsidiaries to maintain, with financially sound and reputable independent insurers, insurance with respect to its Properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business (including, but not limited to, comprehensive property and liability coverage, inventory coverage and general umbrella coverage, including general liability and product liability), of such types and in such amounts as are customarily carried under similar circumstances by such other Persons, which insurance may not be cancelled except upon at least 30 days' written notice to the Agent and which policies name the Agent, on behalf of the Banks, as lender loss payee and/or under a mortgagee endorsement, as the Agent shall require, thereunder.

     In addition, the Borrowers shall maintain business interruption insurance for the Mauldin Distribution Center, in form and substance satisfactory to the Agent, also naming the Agent, on behalf of the Banks, as lender loss payee thereunder.

     6.7  Payment of Obligations.  The Company shall, and shall cause its direct
          ----------------------
and indirect Subsidiaries to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

          (a) other than pre-petition claims, all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such direct or indirect Subsidiary;

          (b) other than pre-petition claims, all lawful claims which, if unpaid, would by law become a Lien upon its Property, except for Liens permitted pursuant to subsection 7.1(d); and

          (c) all Postpetition Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness, excluding reclamation claims, except to the extent than non-payment thereof is not reasonably expected to have a Material Adverse Effect.

     6.8  Compliance with Laws.  The Company shall comply, and shall cause each
          --------------------
of its direct or indirect Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

     6.9  Inspection of Property and Books and Records.  The Company shall
          --------------------------------------------
maintain and shall cause each of its direct or indirect Subsidiaries to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such direct or indirect Subsidiaries. The Company shall permit, and shall cause each of its direct or indirect Subsidiaries to permit, representatives and independent contractors of the Agent or any Bank, upon reasonable request to visit, inspect and have reasonable access to any of their respective Properties and premises, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, independent public accountants and other professional representatives, all at the expense of the Borrowers and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company including, without limitation, semi-annual inspections to be conducted by a representative of the Banks; provided, however, when an Event of Default exists the Agent or any Bank may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and without advance notice. The Borrowers shall cooperate at all times with representatives of the Agent and the Banks in connection with the completion of a collateral audit to be completed on or before August 1, 1995. Further, if the results of such Collateral audit are unsatisfactory to the Banks and the Agent, the Borrowers shall assist in an additional quarterly audit on or before December 1, 1995.

     6.10 Environmental Laws.
          ------------------

          (a) The Company shall, and shall cause each of its direct or indirect Subsidiaries to, conduct its operations and keep and maintain its Property in compliance with all Environmental Laws.

          (b) Upon the written request of the Agent or any Bank, the Company shall submit and cause each of its direct or indirect Subsidiaries to submit, to the Agent and with sufficient copies for each Bank, at the Borrowers' sole cost and expense, at reasonable intervals, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report required pursuant to subsection 6.03(d), that could, individually or in the aggregate, result in liability in excess of $250,000.

     6.11 Use of Proceeds.  The Borrowers shall use the proceeds of the
          ---------------
extensions of credit provided for in the Loan Documents for working capital and other general corporate purposes of the Borrowers in connection with existing operations, and in all circumstances in such a way as to be not in contravention of any Requirement of Law or the Cash Collateral Stipulation. Letters of Credit issued hereunder are to be used solely for the purchase of foreign goods and materials or to be utilized as a back-to-back Letter of Credit with a domestic supplier, resulting in the purchase of foreign goods and materials, including crafts and notions, for the Borrowers.

     6.12 Update of Collateral and Deposit Account Schedules.  Subject to the
          --------------------------------------------------
penultimate sentence of this Section 6.12, the Borrowers shall at all times ensure that schedules describing the location of Collateral and deposit accounts delivered to the Agent prior to the Closing Date are accurate and up-to-date. Subject to the penultimate sentence of this
Section 6.12, if for any reason any of the information disclosed thereon becomes out-of-date or inaccurate in any material respect, the Borrowers promptly will cause such schedules to be updated and redistributed to the Agent at the Borrowers' sole expense. Notwithstanding the foregoing, the Borrowers shall not be required to update such schedules more than once with respect to any specific fiscal month of the Borrowers (unless the Borrowers choose to update such schedules more often), and the Borrowers may comply with their obligations under this Section 6.12 by delivering to the Agent, with respect to any fiscal month of the Borrowers during which any changes occurred relating to the information required to be disclosed on such schedules, updated versions of such schedules reflecting any such changes with respect thereto that occurred during such fiscal month, which updated schedules shall be delivered to the Agent not later than the eighteenth (18th) Business Day following the last day of the fiscal month of the Borrowers to which such updated schedules relate. Each updated schedule delivered to the Agent pursuant to this Section either shall (a) be marked to show changes, additions, or deletions from the most recent prior version provided to the Agent, or (b) be accompanied by a cover letter or memorandum signed by an authorized officer of the Borrowers explaining the nature of any changes, additions, or deletions from the most recent prior version provided to the Agent.

     6.13 Bankruptcy Court Order.  The Borrowers shall comply, in all material
          ----------------------
respects, with Bankruptcy Court orders from time to time in effect, including, but not limited to, the Cash Collateral Stipulation.

     6.14 Sequestration/Remittance of Excess Cash.  The Borrowers shall comply
          ---------------------------------------
with the following formula for sequestration and repayments of outstanding Loans from excess cash, which repayments shall also result in a permanent reduction of outstanding obligations under the Credit Agreement:

          (a) On the Closing Date, the Borrowers shall repay $6,000,000 outstanding under the Credit Agreement.

          (b) The Beginning Cash Balance of the Borrowers as of February 1, 1995 in the amount of $46,792,000 shall be adjusted downward by $8,908,000 (consisting of sales tax collected but not paid, earthquake insurance proceeds, cash-in-store accounts and timing differences on receipts/disbursements - the "Allowed Cash Deduction"). Thereafter, through September 30, 1995, the Borrowers shall be entitled to retain all cash as reflected on the Ending Cash Balance line (excluding accrued accounts payable) shown in the Weekly Variance Report provided by the Borrowers, up to an aggregate amount not to exceed $10,500,000 (after deducting the Allowed Cash Deduction) and an amount equal to 55% of each dollar by which actual ongoing sales exceed the ongoing sales projections and, from October 1, 1995 through the Revolving Termination Date, up to $8,000,000 in aggregate amount (after deducting the Allowed Cash Deduction) and an amount equal to 55% of each dollar by which actual ongoing sales exceed the ongoing sales projections, plus
                                                                           ----
for each of the first six (6) months from the Closing Date, an amount equal to the difference between the Borrowers' Capital Expenditures for each of such months and $1,000,000 (the "Capital Expenditures Deduction") (the "Net Spendable Cash"). The Borrowers shall deposit each month the Capital Expenditures Deduction in a segregated money market interest-bearing collateral account at BofA, to be used only for Permitted Capital Expenditures (the "Capital Expenditures Account"). The Capital Expenditures Deduction for the first month after the Closing Date shall be adjusted to reflect Capital Expenditures made by the Borrowers from February 1, 1995 through the Closing Date. Notwithstanding the foregoing, if the Borrowers finance or lease any Capital Expenditures, an amount equal to the Capital Expenditures financed or leased shall be treated by the Borrowers as cash flow in the Ordinary Course of Business for purposes of this Section 6.14.

          (c) After the Closing Date and on a monthly basis thereafter, no later than the tenth day of each calendar month, the Borrowers shall sequester cash in excess of all Net Spendable Cash as of the last day of the prior calendar month and shall deposit such amounts into a segregated money market interest-bearing collateral account at BofA (the "Sequestered Account"). The Borrowers shall maintain the ability to trace the sequestered funds on deposit in such Sequestered Account at all times and may not use the funds in such Sequestered Account without the consent of all of the Banks or an order of the Bankruptcy Court (obtained no sooner than after the lapse of five Business Days' notice to the Agent), except to repay outstanding Obligations hereunder.

          (d) On May 31, 1995, the Borrowers shall pay to the Agent, on behalf of the Credit Banks, all cash in the Sequestered Account in excess of $4,500,000 or the amount of outstanding Letters of Credit, whichever is greater, as of April 30, 1995, and, thereafter, on the tenth day of each calendar month, the Borrowers shall pay to the Agent, on behalf of the Credit Banks, all cash in the Sequestered Account in excess of (i) $4,500,000 or (ii) the amount of outstanding Letters of Credit, whichever is greater, as of the last day of the prior calendar month, as a payment on amounts outstanding under the Credit Agreement; provided, however, that after the Credit Banks under the Credit
           --------

Agreement have received an aggregate amount equal to $28,000,000 as a permanent paydown on amounts extended to the Borrowers under the Credit Agreement, then all amounts on deposit in the Sequestered Account in excess of $4,500,000 or the amount of outstanding Letters of Credit, whichever is greater, shall be placed into a segregated, interest-bearing money market account at BofA (the "Performance Account").

The cash balance in the Performance Account may increase or decrease on a monthly basis in accordance with the foregoing formula. The Credit Banks under the Credit Agreement shall have the right, after notifying the Borrowers and the Creditors' Committee of the amount, to automatically debit the excess cash from the Sequestered Account to permanently repay amounts outstanding under the Credit Agreement and/or to place such amounts into or withdraw such amounts from the Performance Account, as applicable, pursuant to the above formula, without the necessity of a Bankruptcy Court order. The Borrowers may not utilize any amount in the Performance Account without the prior consent of the Credit Banks under the Credit Agreement or an order of the Bankruptcy Court (after at least five Business Days' notice to the Agent), except to repay the outstanding Obligations hereunder. The Net Spendable Cash, the Sequestered Account, the Performance Account and the Capital Expenditures Account shall collateralize the Obligations hereunder and the obligations of the Borrowers under the Credit Agreement.

     6.15 Turnaround Plan.  On or before May 31, 1995, the Borrowers shall
          ---------------
provide to the Agent revised projections (in the same format as previously provided), which revised projections shall include the delivery of a plan (the "Turnaround Plan") which:

          (a) Indicates that, over a prospective 18-month period commencing not later than June 1, 1995, the Borrowers will generate a positive net profit before tax from ongoing operations after elimination of any non-recurring or extraordinary income items (including, but not limited to, income tax refund/benefit, gains from any asset sales out of the ordinary course and prior period adjustments, etc.) and non-recurring expenses (including, but not limited to, professional fees and expenses relating to restructuring). Such net profit before taxes from ongoing operations shall not benefit by any Inventory writedown or restructuring reserve;

          (b) Identifies the extent, nature and rationale for general and administrative expense reductions or reallocations, reduced occupancy costs and reduced payroll expenses;

          (c) Reflects improvement, if any, in distribution systems and expenses emanating from the Mauldin Report;

          (d) Describes the steps, costs and implementation timetable associated with improved management information systems and point of sale systems and the manner in which same are expected to impact the quality of decision-making and operating results, as well as returns on investments;

          (e) Describes changes in the Borrowers' management structure, including what incentives management will receive and a discussion of methods by which the Board of Directors may be changed; and

          (f) Outlines the Borrowers' financial and operational goals and assesses and rationalizes its marketing distribution and purchasing strategies in relation to such goals and to the geographic distribution of its Store locations. Such rationalization should also identify evaluation criteria for individual Stores as well as districts and regions.

     6.16 Revised Projections.  In the event that the Borrowers' number of
          -------------------
operating Stores are less than 353, the Borrowers shall provide revised projections to the Banks and the Creditors' Committee indicating the impact of Store closings and resulting going out-of-business sales on the Borrowers' financial status. The Borrowers agree that thereafter they shall perform in accordance with such revised projections, subject to variances permitted hereunder (which shall be in form and substance satisfactory to the Majority Banks).

     If the Mauldin Plan alters the Projections negatively, the Borrowers shall provide new revised projections, satisfactory in form and substance to the Majority Banks.

     6.17 Financial Covenants.  The Borrowers shall generally operate their
          -------------------
businesses at all times in accordance with the Projections (as they may be modified in accordance with Section 6.16) and the most recent projections delivered to the Agent (which have been approved by the Majority Banks), subject to the following variances in the following categories or such other variances approved by the Majority Banks:

          (a) The monthly net Ending Cash Balance (II) based upon the Rolling Cash Flow/Sequestration Summary dated March 24, 1995, adjusted for the monthly effect of income tax refunds, restructuring expenses, capital expenditures and payments ordered by the Bankruptcy Court but not reflected in the Projections, with a monthly non-cumulative permitted variance, not to exceed the greater of 10% of the

Projected Ending Cash Balance (II) (substantially as set forth in Schedule 6.17(a) attached hereto) or $2,000,000, provided, further, that the Borrowers may not obtain Loans hereunder for the purpose of meeting this financial covenant;

          (b) The Borrowers' Quarterly Ending Inventory Balance, at cost, including prepaid purchases, as reported in the Borrowers' Form 10Q report filed with the SEC shall not be less than 90% of the Inventory Balance, at cost, included in the Projections (as adjusted for the Fiscal year 1995 audit); and

          (c) Cumulative Payments for Inventory not to exceed the Projections, together with additional payments for Inventory equal to 55% of each dollar by which actual ongoing sales exceed the ongoing sales as set forth in the Projections.

     6.18 Bankruptcy Proceedings.  The Borrowers will provide:
          ----------------------

          (a) a Plan of Reorganization term sheet to the Credit Banks under the Credit Agreement and to the Creditors' Committee no later than July 1, 1995;

          (b) A draft Disclosure Statement and Plan of Reorganization to the Credit Banks under the Credit Agreement and to the Creditors' Committee no later than August 1, 1995 and a filed Disclosure Statement and Plan of Reorganization no later than August 31, 1995; and

          (c) A confirmed Plan of Reorganization with an effective date of no later than January 31, 1996.

     6.19 Distribution/Warehouse Strategic Plan.  The Borrowers shall deliver to
          -------------------------------------
the Agent a preliminary written status report on Arthur Andersen & Co.'s analysis and plan for addressing the Borrowers' distribution needs and the Mauldin Distribution Center by March 7, 1995 and the Mauldin Plan (in form satisfactory to the Majority Banks) no later than March 31, 1995.

     6.20 Watchlist Stores.  The Borrowers shall hold meetings, on a monthly
          ----------------
basis, to review in detail the Watchlist Stores and to meet on or before the day after such monthly meetings with representatives of the Credit Banks, the Banks hereunder, representatives and consultants selected by the Banks and Price Waterhouse LLP., as consultants designated by the Creditors' Committee. The Borrowers' Management Review Committee, which shall include an outside member of the Borrowers' Board of Directors, shall conduct such monthly reviews.

     The Borrowers shall continue all existing practices and procedures with regard to Watchlist Stores and the Borrowers agree that at a minimum any Store which, based on actual results through July 31, 1995, together with projections from August 1, 1995 through Fiscal Year 1996 show a cumulative Store-contribution of less than $15,000 for fiscal year 1996 (calculated on the basis that the Borrowers will receive credit for agreed upon permanent rent (for the length of lease) reductions retroactive to February 1, 1995), shall be placed on the Closed Store List no later than the August, 1995 Watchlist Meeting and placed into a going-out-of-business program (of no more than four months duration) as expeditiously as possible thereafter, but commencing no later than October 15, 1995; provided, however, that the Borrowers, in their discretion, may withhold up to ten Stores from the Closed Store List as long as each of said Stores reflect a cumulative Store contribution of at least $1 for Fiscal Year 1996.

     6.21 Cash Management System.  The Borrowers shall maintain the existing
          ----------------------
cash management system and all Loans advanced hereunder shall remain in an account of the Borrowers at BofA in accordance with the Cash Collateral Stipulation.

     6.22 Administrative Expenses.  The Borrowers hereby waive the provisions of
          -----------------------
Section 506(c) of the Bankruptcy Code to surcharge the Collateral hereunder or under the Credit Agreement. The Borrowers agree that no costs or expenses of administration of a Chapter 11 or a converted Chapter 7 bankruptcy case relating to the Borrowers shall be imposed against the Agent, the Credit Banks under the Credit Agreement or the Banks hereunder.

     In no event will the Liens under the Loan Documents and the replacement Collateral securing amounts outstanding under the Credit Agreement be subordinated to administrative expenses in a superseding Chapter 7 bankruptcy case relating to the Borrowers.

     6.23 Termination of Exclusivity.  The Borrowers hereby waive as to the
          --------------------------
Banks and the Credit Banks any exclusive right to file a Plan of Reorganization if any third party shall have received the right to file any such Plan of Reorganization.

     6.24 Priority Liens.  The Company and its direct and indirect Subsidiaries
          --------------
hereby waive any future right to provide to any other lenders other than the Banks hereunder and the Credit Banks under the Credit Agreement, with any priority Lien under Bankruptcy Code Section 364 or otherwise and also hereby waive their rights and claims under the provisions of Bankruptcy Code Section 506(c); provided, however, that if all Obligations hereunder shall have been paid on or before the Revolving Termination Date and no uncured Event of Default shall exist other than the failure of a Plan of Reorganization to be effective by January 31, 1996, then the Borrowers may attempt to seek priority Lien status for other lenders, including the Credit Banks under the Credit Agreement, in an amount not to exceed $20,000,000.


                                   ARTICLE 7

                               NEGATIVE COVENANTS
                               ------------------

     The Borrowers hereby covenant and agree that, so long as any Bank shall have any Revolving Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Majority Banks waive compliance in writing:

     7.1  Limitation on Liens.  The Company shall not, and shall not suffer or
          -------------------
permit any of its direct or indirect Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its Property, whether now owned or hereafter acquired, other than the following permitted Liens ("Permitted Liens"):

          (a) any Lien existing on the Property of the Company or its direct and indirect Subsidiaries on the Closing Date and set forth in Schedule 7.1 securing Indebtedness outstanding on such date;

          (b)  any Lien created under any Loan Document;

          (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 6.7, provided that no Notice of Lien has been filed or recorded under the Code;

          (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the Ordinary Course of Business which are not delinquent or remain payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject thereto;

          (e) Liens consisting of pledges or deposits required in the Ordinary Course of Business in connection with workers' compensation, unemployment insurance and other social security legislation;

          (f) Liens on the Property of the Company or any of its direct or indirect Subsidiaries securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the Ordinary Courts of Business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

          (g) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such Liens in the aggregate at any time outstanding for the Company and its direct or indirect Subsidiaries do not exceed $1,000,000;

          (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the Ordinary Course of Business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its direct or indirect Subsidiaries;

          (i) Liens on assets of corporations which become Subsidiaries after the date of this Agreement, provided, however, that such Liens existed at the time the respective corporations became Subsidiaries and were not created in anticipation thereof;

          (j) Purchase money security interests on any equipment acquired or held by the Company or its direct or indirect Subsidiaries in the Ordinary Course of Business securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such equipment; provided that
(i) any such Lien attaches to such equipment concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the equipment so acquired in such transaction, (iii) the principal amount of the Indebtedness secured thereby does not exceed 100% of the cost of such equipment and (iv) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed, consistent with the provisions of Section 7.13, together with Indebtedness permitted under subsection 7.11(c) and subsection 7.5(d) and all expenditures for any acquisitions of equipment, $6,000,000.

          (k) Liens securing Capital Lease Obligations on assets subject to such Capital Leases, provided that such Capital Leases are permitted under subsection 7.11(c); and

          (l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depositary institution; provided that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Borrowers in excess of those set forth by regulations promulgated by the Federal Reserve Board, and (ii) such deposit account is not intended by the Company or any of its direct or indirect Subsidiaries to provide collateral to the depositary institution.

Notwithstanding the foregoing, the Borrowers shall not incur any Indebtedness, out of the Ordinary Course of Business, which will be secured or otherwise be on a parity with the Obligations hereunder, during the pendency of the bankruptcy cases against the Borrowers.

     7.2  Disposition of Assets.  The Company shall not, and shall not suffer or
          ---------------------
permit any of its direct or indirect Subsidiaries to, directly or indirectly, without the consent of the Majority Banks, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any Property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

          (a) dispositions of Inventory, or used, worn-out or surplus equipment, all in the Ordinary Course of Business;

          (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment; and

          (c) disposition of furniture, fixtures and equipment in connection with going-out-of-business Stores.

     7.3  Consolidations and Mergers.  The Company shall not, and shall not
          --------------------------
suffer or permit any of its Subsidiaries to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except:

          (a) any direct or indirect Subsidiary of the Company may merge with the Company, provided that the Company shall be the continuing or surviving corporation, or with any one or more direct or indirect Subsidiaries of the

Company, provided that if any transaction shall be between a Wholly-Owned Subsidiary and a Subsidiary, the Wholly-Owned Subsidiary shall be the continuing or surviving corporation, and provided, further, that no Subsidiary that is a Borrower Entity may merge into a Subsidiary that is not a Borrower Entity; and

          (b) any direct or indirect Subsidiary of the Company may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company or another Wholly-Owned Subsidiary of the Company, provided that, if such Subsidiary is a Borrower Entity, such Subsidiary may not sell all or substantially all of its assets to another Subsidiary that is not a Borrower Entity.

     7.4  Loans and Investments.  The Company shall not purchase or acquire, or
          ---------------------
suffer or permit any of its Subsidiaries to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, all or substantially all of the assets of, or any obligations or other securities of, or any interest in, any Person, or make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Company, except for:

          (a)  investments in Cash Equivalents;

          (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the Ordinary Course of Business; or

          (c)  extensions of credit by one Borrower Entity to another Borrower.

Under no circumstances shall any Borrower extend any credit or make any loan to an employee of any Borrower.

     7.5  Limitation on Indebtedness.  The Company shall not, and shall not
          --------------------------
suffer or permit any of its direct or indirect Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

          (a)  Indebtedness incurred pursuant to this Agreement;

          (b) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the Ordinary Course of Business of the Company or such Subsidiary in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

          (c) Postpetition Indebtedness consisting of Contingent Obligations permitted pursuant to Section 7.8;

          (d) Postpetition Indebtedness secured by Liens permitted by subsection 7.1(j) in an aggregate amount outstanding which, when aggregated with Indebtedness permitted pursuant to Subsection 7.11(c) and all expenditures for any acquisitions of equipment, does not, consistent with the provisions of
Section 7.13, exceed $6,000,000; and

          (e) Indebtedness incurred in connection with leases permitted pursuant to Sections 7.11 and 7.13;

Notwithstanding the foregoing, the Borrowers shall not incur any Postpetition Indebtedness, out of the Ordinary Course of Business, which will be secured or otherwise be on a parity with the Obligations hereunder, during the pendency of the bankruptcy cases against the Borrowers.

     7.6  Transactions with Affiliates.  The Company shall not, and shall not
          ----------------------------
suffer or permit any of its direct and indirect Subsidiaries to, enter into any transaction with any Affiliate of the Company or of any such Subsidiary, except
(a) as expressly permitted by the Loan Documents or (b) in the Ordinary Course of Business and pursuant to the reasonable requirements of the business of the Company or such Subsidiary; in each case (a) and (b), upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

     7.7  Use of Proceeds.  The Company shall not and shall not suffer or permit
          ---------------
any of its direct and indirect Subsidiaries to use any portion of the Loan proceeds, directly or indirectly, (a) to purchase or carry Margin Stock, (b) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (c) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (d) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

     7.8  Contingent Obligations.  The Company shall not, and shall not suffer
          ----------------------
or permit any of its direct and
indirect Subsidiaries to, create, incur, assume or suffer to exist any Contingent Obligations except:

          (a) endorsements for collection or deposit in the Ordinary Course of Business;

          (b) Contingent Obligations of the Company and its direct and indirect Subsidiaries existing as of the Closing Date and listed in Schedule 7.8.

     7.9  Joint Ventures.  The Company shall not, and shall not suffer or permit
          --------------
any of its Subsidiaries to enter into any Joint Venture.

     7.10 Subsidiaries.  The Borrowers shall not, and shall not suffer or permit
          ------------
their Subsidiaries to, create any new Subsidiaries.

     7.11 Lease Obligations.  The Company shall not, and shall not suffer or
          -----------------
permit any direct and indirect Subsidiary to, create or suffer to exist any obligations for the payment of rent for any Property under lease or agreement to lease, except for:

          (a) Operating and Capital Leases of the Company and its direct and indirect Subsidiaries in existence on the Closing Date and any renewal, extension or refinancing thereof;

          (b) leases entered into by the Company or any of its direct and indirect Subsidiaries after the Closing Date; provided, that:

               (i) immediately prior to giving effect to such lease, the Property subject to such lease was sold by the Company or any such Subsidiary to the lessor pursuant to a transaction permitted under Section 7.2; and

              (ii) no Default or Event of Default exists or would occur as a result of such sale and subsequent lease; and

          (c)  Capital Leases other than those permitted under clauses (a) and
(c) of this Section 7.11, entered into by the Company or any of its direct and indirect Subsidiaries after the Closing Date to finance the acquisition of equipment; provided that the aggregate amount of Indebtedness in respect of all
           --------
such Capital Leases plus Indebtedness permitted to be incurred pursuant to subsection 7.5(d) and subsection 7.1(j) and all expenditures for any acquisitions of equipment, shall not, consistent with the provisions of Section 7.13, exceed $6,000,000 at any time outstanding.

     7.12 Restricted Payments.  The Company shall not, and shall not suffer or
          -------------------
permit any of its direct and indirect Subsidiaries to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding.

     7.13 Capital Expenditures.  The Company and its direct and indirect
          --------------------
Subsidiaries shall not make or commit to make Capital Expenditures in excess of the $6,000,000 provided for in the Projections delivered to the Agent and approved by the Majority Banks.

     7.14 Change in Business.  The Company shall not, and shall not permit any
          ------------------
of its direct and indirect Subsidiaries, to engage in any material line of business substantially different from those lines of business carried on by it on the date hereof.

     7.15 Accounting Changes.  The Company shall not, and shall not suffer or
          ------------------
permit any of its direct and indirect Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Company or of any of its consolidated Subsidiaries, without the prior approval of the Majority Banks.

     7.16 Relocation of Collateral, Chief Executive Offices, or Deposit
          -------------------------------------------------------------
Accounts.  No Borrower Entity shall (a) relocate any of the Collateral to any
- --------
location not specified as a location where such Borrower Entity maintains Collateral on a schedule delivered to the Agent, except for relocations during any fiscal month of the Borrowers with respect to which the Borrowers are not past due in delivering to the Agent an updated version of a Collateral location schedule in accordance with the penultimate sentence of Section 6.12, (b) relocate its chief executive office, or (c) establish any new deposit account or modify any existing deposit account such that the schedule delivered to the Agent prior to the Closing Date fails accurately to disclose the relevant information with respect to same, except to the extent that such establishment or modification occurs during any fiscal month of the Borrowers with respect to which the Borrowers are not past due in delivering to the Agent an updated version of a deposit account location schedule in accordance with the penultimate sentence of Section 6.12.

     7.17 No Negative Pledges in Favor of Others.  The Company shall not
          --------------------------------------
agree to, and shall not permit or allow any of its direct and indirect Subsidiaries to agree to, any contractual provision whereby the Company or any direct and indirect Subsidiary of the Company restricts its ability to grant Liens on its Property, except for negative pledges in favor of the Agent and the Banks contained in the Loan Documents.

     7.18 New Store Openings/Conversions.  The Company shall not, and shall not
          ------------------------------
suffer or permit any of its direct or indirect Subsidiaries to, open any new Stores or convert more than ten (10) existing Stores to Creative Center Stores, unless such Stores are included in the Revised Projections delivered pursuant to Section 6.16 or approved by the Majority Banks.

     7.19 Bankruptcy Orders.  The Company shall not, and shall not permit any
          -----------------
of its Subsidiaries, to agree to any modification of the Bankruptcy Court's final DIP Financing Order approving this Agreement and the provisions hereof and/or the Cash Collateral Stipulation .

     7.20 Cash Collateral.  The Borrowers shall not use any cash collateral
          ---------------
securing the obligations of the Credit Banks under the Credit Agreement or the proceeds of Loans hereunder to finance any avoidance action or other litigation against the Agent, the Banks hereunder or the Credit Banks party to the Credit Agreement.

     7.21 Inventory Return.  The Company shall not, and shall not permit any of
          ----------------
its direct or indirect Subsidiaries, to return any Inventory for credit against prepetition Indebtedness under the Credit Agreement.

     7.22 Exclusive Arrangements.  The Company shall not, without court
          ----------------------
approval, and shall not suffer or permit any of its direct and indirect Subsidiaries to enter into any exclusive financial arrangement with any Person for the sale of any Borrower, the sale of the stock of any Borrower, the purchase of any business for a Borrower, the retention of alternate financing or similar transactions.


                                   ARTICLE 8

                               EVENTS OF DEFAULT
                               -----------------

     8.1  Event of Default.  Any of the following shall constitute an "Event of
          ----------------
Default":

          (a)  Non-Payment.  The Borrowers fail to pay, (i) when and as required
               -----------
to be paid herein, any amount of
principal of any Loan or any amount required hereunder to be paid under the Credit Agreement or (ii) within 2 days after the same shall become due, any interest, fee or any other amount payable hereunder or pursuant to any other Loan Document or under the Cash Collateral Stipulation; or

          (b)  Representation or Warranty.  Any representation or warranty by
               --------------------------
the Company or any of its direct and indirect Subsidiaries made or deemed made herein, in any Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, any of its direct and indirect Subsidiaries, or their respective Responsible Officers, furnished at any time under this Agreement, or in or under any Loan Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c)  Specific Defaults.  The Borrowers fail to perform or observe any
               -----------------
term, covenant or agreement contained in Sections 6.1, 6.2, 6.3, 6.9, 6.11, 6.13, 6.14, 6.15, 6.16, 6.18, 6.19, 6.20, 6.21 or Article VII or the Borrowers
fail to perform or observe any term, covenant or agreement contained in subsections 6.17(a) or (c) by the last Business Day of the succeeding month or the Borrowers fail to perform or observe any term, covenant or agreement contained in subsection 6.17(b) by the fifteenth day after the due date for filing a Form 10-Q with the SEC; or

          (d)  Other Defaults.  The Borrowers fail to perform or observe any
               --------------
other term or covenant contained in this Agreement or any Loan Document, and such default shall continue unremedied for a period of 10 days after the earlier of (i) the date upon which a Responsible Officer of the Borrowers knew or should have known of such failure or (ii) the date upon which written notice thereof is given to the Borrowers by the Agent or any Bank; or

          (e)  Cross-Default.  The Company or any of its direct or indirect
               -------------
Subsidiaries (i) fails to make any payment in respect of any Postpetition Indebtedness or Contingent Obligation having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $100,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the document relating thereto on the date of such failure; or (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, (irrespective of whether such non-performance or non-observance shall be waived or otherwise excused by the holder or holders of such

Postpetition Indebtedness) under any agreement or instrument relating to any such Postpetition Indebtedness or Contingent Obligation, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Postpetition Indebtedness or beneficiary or beneficiaries of such Postpetition Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Postpetition Indebtedness to be declared to be due and payable or require a mandatory prepayment, redemption or offer to purchase, prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or

          (f)  Bankruptcy Orders.  The Company or any of its direct or indirect
               -----------------
Subsidiaries breaches, modifies, terminates, amends or seeks to vacate the Cash Collateral Stipulation, the Cash Management Order or the DIP Financing Order or the Company or any of its direct or indirect Subsidiaries or the Creditors' Committee challenges or supports the challenge of any other party, of the pre-petition claims of the Credit Banks under the Credit Agreement or the postpetition claims and liens of the Banks hereunder and under the Loan Documents.

          (g)  Bankruptcy Proceedings.  (a) The Company or any of its direct or
               ----------------------
indirect Subsidiaries files a motion seeking a Prejudicial Bankruptcy Order or
(b) any other Person files a motion seeking a Prejudicial Bankruptcy Order, and the Borrowers fail to timely and in good faith oppose such motion or (c) the Bankruptcy Court enters any Prejudicial Bankruptcy Order.

          (h)  Plan of Reorganization.  Any Plan of Reorganization is confirmed
               ----------------------
which fails to fully provide for the repayment and termination of all Obligations of the Company and its Subsidiaries under this Agreement.

          (i)  Superpriority Administrative Claims.  The Bankruptcy Court grants
               -----------------------------------
a superpriority Administrative Claim to any party.

          (j)  Automatic Stay. An order of the Bankruptcy Court is entered which
               --------------
terminates, vacates, annuls or modifies the automatic stay in favor of any creditor which is in the reasonable opinion of the Majority Banks, material and detrimental to the interests of the Banks hereunder.

          (k)  Non-Monetary Judgments.  Any non-monetary judgment, order or
               ----------------------
decree is rendered against the Company or any of its direct and indirect Subsidiaries which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (l)  Change in Control.  A Change of Control Event shall occur; or
               -----------------

          (m)  Loan Documents Cease to be in Effect.  Any Loan Document shall
               ------------------------------------
cease to be in full force and effect for any reason other than the indefeasible payment and satisfaction in full of the Obligations, the unanimous agreement of the Banks, or the termination thereof in accordance with its terms, any court of competent jurisdiction shall declare any Loan Document, or any material provision thereof, to be void, ineffective, or unenforceable, any Lien on any material type, item, or portion of Collateral provided for in any Loan Document shall be set aside, avoided, or declared by a court of competent jurisdiction to be void, ineffective, or unenforceable, or any Borrower Entity shall challenge, dispute, or repudiate all or any material portion of its Obligations under any material provision of any of the Loan Documents or the Banks shall cease to have a first priority Lien on all Collateral (subject to Permitted Liens).

     8.2  Remedies.  If any Event of Default occurs, the Agent shall, at the
          --------
request of, or may, with the consent of, the Majority Banks,

          (a) declare the Revolving Commitment of each Bank to make Loans to be terminated, whereupon such Revolving Commitments shall forthwith be terminated;

          (b) (i) subject to subsection 8.2(d) below, apply cash or cash equivalents on deposit in any account with BofA in an amount equal to the Letter of Credit Usage and (ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, an amount equal to Letter of Credit Usage (whether or not any beneficiary under any Letter of Credit shall be entitled at such time to present, the drafts and other documents required to draw under such Letter of Credit, and which amount, if received from the Borrowers, may be applied thereto or held as cash collateral therefor), and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable; without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers;

          (c) subject to the next paragraph, apply any and all funds held by the Agent, on behalf of the Banks, to the Obligations hereunder, without the necessity of further Bankruptcy Court order;

          (d) perform all acts attendant to the Loans extended hereunder and to exercise all remedies in the case of any Event of Default hereunder, without the necessity of further Bankruptcy Court order or relief from the automatic stay, provided, however, that the Banks shall be required first, to apply the proceeds in the Sequestered Account, second, to apply the proceeds in the Performance Account, third, to apply the proceeds in Capital Expenditures Account and, fourth, to apply the Real Estate Account, before exercising any rights against any other Collateral securing the Obligations hereunder; and

          (e) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law.

     In addition to the above, if any Event of Default occurs, there shall be an automatic termination of the Borrower's exclusive right to file a Plan of Reorganization as to the Credit Banks under the Credit Agreement and the Creditors' Committee and any request for an injunction or temporary restraining order by the Company or any of its direct and indirect Subsidiaries seeking to enjoin, restrain or stay the Banks' exercise of their remedies under the Loan Documents shall not be considered and shall not be effective.

     The rights and remedies of the Banks hereunder shall be binding upon a Chapter 11 or Chapter 7 Trustee in any Bankruptcy case relating to the Borrowers.

     8.3  Rights Not Exclusive.  The rights provided for in this Agreement and
          --------------------
the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                   ARTICLE 9

                                   THE AGENT
                                   ---------

     9.1  Appointment and Authorization.  Each Bank hereby irrevocably appoints,
          -----------------------------
designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, including, without limitation, pursuant to Section 6.9 hereof, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

     9.2  Delegation of Duties.  The Agent may execute any of its duties under
          --------------------
this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     9.3  Liability of Agent.  None of the Agent-Related Persons shall (i) be
          ------------------
liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for their own gross negligence or willful misconduct) or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document (except the Agent) to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the Properties, books or records of the Company or any of the Company's direct and indirect Subsidiaries or Affiliates.

     9.4  Reliance by Agent.
          -----------------

          (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the-proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the

Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks (or all of the Banks, if the action contemplated requires the consent of all of the Banks pursuant to
Section 10.1 hereof) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks (or all of the Banks, if the action contemplated requires the consent of all of the Banks pursuant to Section 10.1 hereof) and such request and any action taken or failure to act pursuant thereto, if taken in accordance with the terms of this Agreement, shall be binding upon all of the Banks.

          (b) For purposes of determining compliance with the conditions specified in Sections 4.1 and 4.2, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance, or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Bank, unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Bank prior to the initial Borrowing specifying its objection thereto and either such objection shall not have been withdrawn by notice to the Agent to that effect or the Bank shall not have made available to the Agent such Bank's ratable portion of such Borrowing.

     9.5  Notice of Default.  The Agent shall not be deemed to have knowledge or
          -----------------
notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank (other than BofA) or the Borrowers referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Banks. The Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Majority Banks in accordance with Article VIII; provided, however, that unless and until the Agent shall have received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

     9.6  Credit Decision.  Each Bank expressly acknowledges that none of the
          ---------------
Agent-Related Persons has made any representation or warranty to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its direct and indirect Subsidiaries shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its direct and indirect Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Agreement and extend credit to the Borrowers hereunder. Each Bank also represents that it will, independently and without reliance upon the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrowers which may come into the possession of any of the Agent-Related Persons.

     9.7  Indemnification.  Whether or not the transactions contemplated hereby
          ---------------
shall be consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Loans and the termination or resignation of the related Agent) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; provided, however, that no Bank shall be liable for the payment to the Agent-Related Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers. Without limiting the generality of the foregoing, if the Internal Revenue Service or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered, was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses and attorneys' fees (including Attorney Costs). The obligation of the Banks in this Section shall survive the payment of all Obligations hereunder.

     9.8  Agent in Individual Capacity.  BofA and its Affiliates may make loans
          ----------------------------
to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with the Company and its direct and indirect Subsidiaries and Affiliates as though BofA were not the Agent hereunder or without notice to or consent of the Banks. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" shall include BofA in its individual capacity.

     9.9  Successor Agent.  The Agent may, and at the request of the Majority
          ---------------
Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent shall resign as Agent under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be approved by the Borrowers (which approval shall not be unreasonably withheld). If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Borrowers, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the appointment, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's rights, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article IX and Sections 10.4 and 10.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above.

                                  ARTICLE 10

                                 MISCELLANEOUS
                                 -------------

     10.1 Amendments and Waivers.  No amendment or waiver of any provision of
          ----------------------
this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrowers therefrom, shall be effective unless the same shall be in writing and signed by, or consented to in writing by, the Majority Banks, the Borrowers and the Agent, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by, or consented to in writing by, all the Banks, the Borrowers and the Agent, do any of the following:

          (a) increase or extend the Revolving Commitment of any Bank (or reinstate any Revolving Commitment terminated pursuant to subsection 8.2(a)) or subject any Bank to any additional obligations;

          (b) postpone or delay any date fixed for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any Loan Document;

          (c) reduce the principal of, or the rate of interest specified herein on any Loan, or of any fees or other amounts payable hereunder or under any Loan Document;

          (d) change the percentage of the Revolving Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Banks or any of them to take any action hereunder or change any requirement hereunder which requires the Banks' consent, approval or satisfaction to require less than all of the Banks' consent, approval or satisfaction, as the case may be;

          (e)  amend the definition of "Majority Banks," this Section 10.1 or
Section 2.14; or

          (f) release, or consent to or provide for the release of, all or any substantial portion of the Collateral;

and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by, or consented to in writing by, the Agent, in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document.

     10.2 Notices.
          -------

          (a) All notices, requests and other communications provided for hereunder shall be in writing (which, unless the context expressly otherwise provides, may be by facsimile transmission, provided that any matter transmitted by the Borrowers by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on the applicable signature page hereof, and (ii) shall be followed promptly by a hard copy (original thereof) sent by mail or delivery), and mailed or delivered, to the address specified for notices on the applicable signature page hereof; or, as directed to the Borrowers or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and directed as to each other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Agent.

          (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted by facsimile machine, respectively, or if delivered, upon deposit with the delivery company, except that notices pursuant to Article II or VIII shall not be effective until actually received by the Agent.

          (c) The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrowers to give such notice and the Agent or the Banks shall not have any liability to the Borrowers or other Person on account of any action taken or not taken by the Agent and the Banks in reliance upon such facsimile notice. The obligation of the Borrowers to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the facsimile notice.

     10.3 No Waiver:  Cumulative Remedies.  No failure to exercise and no delay
          -------------------------------
in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     10.4 Costs and Expenses.  The Borrowers shall, whether or not the
          ------------------
transactions contemplated hereby shall be consummated:

          (a) pay or reimburse, up to an aggregate amount equal to $150,000, each Bank and the Agent within five Business Days after demand (subject to subsection 4.1(e)) for all costs and expenses incurred by each Bank and the Agent (including fees and expenses described in subsection (c) below) in connection with the development, preparation, delivery and execution of this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including the reasonable Attorney Costs incurred by each Bank and the Agent with respect thereto;

          (b) pay or reimburse each Bank and the Agent within five Business Days after demand (subject to subsection 4.1(e)) for all costs and expenses incurred by them in connection with the negotiation, renegotiation, restructure, workout, enforcement, attempted enforcement, or preservation of any rights or remedies (including in connection with any "workout" or restructuring regarding the Loans and including in any Insolvency Proceeding or appellate proceeding) under this Agreement, any other Loan Document, and any such other documents, including Attorney Costs incurred by the Agent and any Bank;

          (c) pay or reimburse BofA (including in its capacity as Agent) within five Business Days after demand (subject to Subsection 4.1(e)) up to $20,000 in fees and expenses for a Collateral audit to be completed on or before August 1, 1995 and, in addition, if such Collateral audit is unsatisfactory to the Majority Banks, an additional $15,000 for an additional Collateral audit to be performed on or before December 1, 1995; and

          (d) pay or reimburse each Bank and the Agent within five Business Days after demand (subject to Subsection 4.1(e)) for all costs and expenses incurred by each Bank and the Agent (including the allocated costs and expenses of internal counsel) subsequent to the Closing Date in connection with this Agreement.

The agreements of the Borrowers set forth in this Section shall survive the termination of this Agreement.

     10.5 Indemnity.  The Borrowers shall pay, indemnify, and hold each Bank,
          ---------
the Agent and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable Attorney Costs) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to this Agreement, the Loan Documents, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Borrowers shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person.

     The Borrowers hereby agree to indemnify, defend and hold harmless each Indemnified Person, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable Attorney Costs and the allocated cost of internal environmental audit or review services), which may be incurred by or asserted against such Indemnified Person in connection with or arising out of any pending or threatened investigation, litigation or proceeding, or any action taken by any Person, with respect to any Environmental Claim arising out of or related to any Property subject to a Mortgage in favor of the Agent or any Bank. No action taken by legal counsel chosen by the Agent or any Bank in defending against any such investigation, litigation or proceeding or requested remedial, removal or response action shall vitiate or in any way impair the Borrowers' obligation and duty hereunder to indemnify and hold harmless the Agent and each Bank.

     In no event shall any site visit, observation, or testing by the Agent or any Bank (or any contractee of the Agent or any Bank) be deemed a representation or warranty that Hazardous Materials are or are not present in, on, or under the site, or that there has been or shall be compliance with any Environmental Law. Neither the Borrowers nor any other Person is entitled to rely on any site visit, observation, or testing by the Agent or any Bank. Neither the Agent nor any Bank owes any duty of care to protect the Borrowers or any other Person against, or to inform the Borrowers or any other party of, any Hazardous Materials or any other adverse condition affecting any site or Property.
Neither the Agent nor any Bank shall be obligated to disclose to the Borrowers or any other Person any report or findings made as a result of, or in connection with, any site visit, observation, or testing by the Agent or any Bank.

     At the election of any Indemnified Person, the Borrowers shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of the Borrowers. All amounts owing under this Section 10.05 shall be paid within 30 days after demand.

     Without limiting the generality of the foregoing, any amount required to be paid by any Bank to the Agent or any Agent-Related Person pursuant to Section
9.7 shall constitute an Indemnified Liability recoverable by such Bank from the Borrowers, so long as such Indemnified Liability does not arise from the gross negligence or willful misconduct of such Bank. The agreements in this Section shall survive payment of all other Obligations.

     10.6 Marshaling; Payments Set Aside.  Except as set forth in Section 8.2(d)
          ------------------------------
hereof, neither the Agent nor the Banks shall be under any obligation to marshal any assets in favor of the Borrowers or any other Person or against or in payment of any or all of the Obligations. To the extent that the Borrowers make a payment or payments to the Agent or the Banks, or the Agent or the Banks enforce their Liens or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party in connection with any Insolvency Proceeding, or otherwise, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

     10.7 Successors and Assigns.  The provisions of this Agreement shall be
          ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrowers may not assign or transfer any of their rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

     10.8 Assignments, Participations, etc.
          ---------------------------------

          (a) Any Bank may, with the written consent of the Agent, which consent shall not be unreasonably withheld or delayed, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Agent shall be required in connection with any assignment and delegation by a Bank to a Bank Affiliate of such Bank) (each an "Assignee") all (but not less than all) of the Loans, the Revolving Commitments and the other rights and obligations of such Bank hereunder; provided, however, that (i) the Borrowers and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (A) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrowers and the Agent by such Bank and the Assignee; (B) such Bank and its Assignee shall have delivered to the Borrowers and the Agent an Assignment and Acceptance in the form of Exhibit F ("Assignment and Acceptance") together with any Note or Notes subject to such Assignment and (C) the Assignee has paid to the Agent a processing fee in the amount of $2,500 and (ii) the assigning Bank must also assign a Pro Rata Share of its obligations under the Credit Agreement to such Assignee, if the assigning Bank is a party thereto.

          (b) From and after the date that the Agent notifies the assignor Bank that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder and under the Loan Documents have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

          (c) Within five Business Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance, which notice shall also be sent by the Agent to each Bank, and payment of the processing fee, the Borrowers shall execute and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and Revolving Commitment and, if the assignor Bank has retained a portion of its Loans and its Revolving Commitment, replacement Notes in the principal amount of the Loans and Revolving Commitment retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Notes held by such Bank). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement, shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Revolving Commitments arising therefrom. The Revolving Commitment allocated to each Assignee shall reduce such Revolving Commitment of the assigning Bank pro tanto.

          (d) Any Bank may at any time sell to one or more commercial banks or other Persons not affiliates of the Borrowers (a "Participant") participating interests in any Loans, the Revolving Commitment of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; provided, however, that (i) the originating Bank's obligations
                --------  -------
under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Borrowers and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, (iv) no Bank shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to Section 10.1 and (v) the originating Bank must also sell to the Participant a Pro Rata Share participation in its obligations under the Credit Agreement, if the originating Bank is a party thereto. In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Borrowers hereunder shall be determined as if such Bank had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement, and Section 2.14 of this Agreement shall apply to such Participant as if it were a Bank party hereto.

          (e) Each Bank agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" by the Borrowers and provided to it by the Borrowers or any direct or indirect Subsidiary of the Company, or by the Agent on such Company's or such Subsidiary's behalf, in connection with this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information for any purpose or in any manner other than pursuant to the terms contemplated by this Agreement; except to the extent such information (i) was or becomes generally available to the public other than as a result of a disclosure by the Bank or (ii) was or becomes available on a non-confidential basis from a source other than the Borrowers, provided that such source is not bound by a confidentiality agreement with the Borrowers known to the Bank; provided further, however, that any Bank may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; and (D) to such Bank's independent auditors and other professional advisors. Notwithstanding the foregoing, the Borrowers authorize each Bank to disclose to any Participant or Assignee (each, a "Transferee") and to any prospective Transferee, such financial and other information in such Bank's possession concerning the Borrowers or their Subsidiaries which has been delivered to Agent or the Banks pursuant to this Agreement or which has been delivered to the Agent or the Banks by the Borrowers in connection with the Banks' credit evaluation of the Borrowers prior to entering into this Agreement; provided that, unless otherwise agreed by the Borrowers, such Transferee agrees in writing to such Bank to keep such information confidential to the same extent required of the Banks hereunder.

          (f) Notwithstanding any other provision contained in this Agreement or any other Loan Document to the contrary, any Bank may assign all or any portion of the Loans or Notes held by it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to

Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans or Notes made by the Borrowers to or for the account of the assigning and/or pledging Bank in accordance with the terms of this Agreement shall satisfy the Borrowers' obligations hereunder in respect to such assigned Loans or Notes to the extent of such payment. No such assignment shall release the assigning Bank from its obligations hereunder.

     10.9 Set-off.  In addition to any rights and remedies of the Banks provided
          -------
by law, if an Event of Default exists, each Bank is, subject to Section 8.2(d), authorized at any time and from time to time, without prior notice to the Borrowers, any such notice being waived by the Borrowers to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, such Bank to or for the credit or the account of the Borrowers against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Borrowers and the Agent after any such set-off and application made by such Bank; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 10.9 are in addition to the other rights and remedies (including other rights of set-off) which the Bank may have.

     10.10 Debits of Fees.  With respect to any facility fee, or other fee, or
           --------------
any other cost or expense (including Attorney Costs) due and payable to the Agent, any Bank or BofA under the Loan Documents, the Borrowers may choose to authorize BofA to debit any deposit account of the Borrowers with BofA in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in BofA's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section 10.10 shall be deemed a setoff.

     10.11 Notification of Addresses, Lending Offices, Etc.  Each Bank shall
           ------------------------------------------------
notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of its Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

     10.12 Counterparts.  This Agreement may be executed by one or more of the
           ------------
parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrowers and the Agent.

     10.13 Severability.  The illegality or unenforceability of any provision of
           ------------
this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     10.14 No Third Parties Benefited.  This Agreement is made and entered into
           --------------------------
for the sole protection and legal benefit of the Borrowers, the Banks and the Agent, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. Neither the Agent nor any Bank shall have any obligation to any Person not a party to this Agreement or other Loan Documents.

     10.15 Time.  Time is of the essence as to each term or provision of this
           ----
Agreement and each of the other Loan Documents.

     10.16 Governing Law and Jurisdiction.
           ------------------------------

          (a) EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND ANY OTHER LOAN DOCUMENTS MAY BE BROUGHT IN A BANKRUPTCY COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THAT COURT. EACH OF THE BORROWERS, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON

THE GROUNDS OF FORUM NON CONVENIENS. WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE BORROWERS, THE AGENT, AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

     10.17 Waiver of Right to Jury Trial.  THE BORROWERS, THE BANKS AND THE
           -----------------------------
AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE BORROWERS, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS Section AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     10.18 Entire Agreement.  This Agreement, together with the other Loan
           ----------------
Documents, embodies the entire agreement and understanding among the Borrowers, the Banks and the Agent, and, except as otherwise stated below, supersedes all prior or contemporaneous Agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof. The foregoing notwithstanding, this Agreement and the Loan Documents do not supersede any provision of the Credit Agreement.

     10.19 Interpretation.  This Agreement is the result of negotiations between
           --------------
and has been reviewed by counsel to the Agent, the Borrowers and other parties, and is the product of all parties hereto. Accordingly, this Agreement and the other Loan Documents shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in the preparation of such documents and agreements.

     10.20 Consultants.  The Agent (or the Agent's counsel, acting upon the
           -----------
instructions of the Agent) may at any time retain one or more consultants to advise the Agent and the Banks regarding valuation, operational, capital structure, and financial issues relating to the Borrowers. The

Borrowers shall cooperate with such consultants, and provide them with full access to information concerning the Borrowers, their Properties, their operations, and their financial condition. The Borrowers promptly shall pay on demand all reasonable fees and expenses of such consultants relating to this Agreement. The work product of such consultants shall be privileged and confidential and shall be available only to the Agent, its counsel, the Banks, their counsel, and such other persons, if any, as the Agent and the Majority Banks, in their discretion, may specify. The Borrowers, their counsel, and third parties (including, without limitation, the accountants and investment bankers of the Borrowers) shall have no right to receive such work product unless the Agent and the Majority Banks, in their discretion, agree otherwise.

     10.21 Further Assurances.  At any time and from time to time, upon the
           ------------------
request of the Agent, the Borrowers shall execute, deliver and acknowledge or cause to be executed, delivered or acknowledged, such further documents and instruments and do such other acts and things as the Agent may reasonably request in order to fully effect the purposes of the Loan Documents and any other agreements, instruments and documents delivered pursuant to or in connection with the Loans.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       HOUSE OF FABRICS, INC.
                                       As Debtor and Debtor-in-Possession


                                       By__________________________

                                       Name:_______________________

                                       Title:______________________

                                       Address for Notices:

                                       13400 Riverside Drive
                                       Sherman Oaks, CA 91423


                                       FABRICLAND, INC.
                                       As Debtor and Debtor-in-Possession



                                       By__________________________

                                       Name:_______________________

                                       Title:______________________

                                       Address for Notices:

                                       13400 Riverside Drive
                                       Sherman Oaks, CA 91423


                                       SOFRO FABRICS, INC.
                                       As Debtor and Debtor-in-Possession



                                       By__________________________

                                       Name:_______________________

                                       Title:______________________

                                       Address for Notices:

                                       13400 Riverside Drive
                                       Sherman Oaks, CA 91423


                                       HOUSE OF FABRICS OF SOUTH CAROLINA, INC.
                                       As Debtor and Debtor-in-Possession



                                       By__________________________

                                       Name:_______________________

                                       Title:______________________

                                       Address for Notices:

                                       13400 Riverside Drive
                                       Sherman Oaks, CA 91423


                                       METROLINA EXPRESS, INC.
                                       As Debtor and Debtor-in-Possession



                                       By__________________________

                                       Name:_______________________

                                       Title:______________________

                                       Address for Notices:

                                       13400 Riverside Drive
                                       Sherman Oaks, CA 91423

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as the Agent




                                       By__________________________

                                       Name:_______________________

                                       Title:______________________

                                       Address for Payments:

                                       1455 Market Street, 12th Floor
                                       Dept. 5596
                                       San Francisco, CA 94103


                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as a Bank




                                       By__________________________

                                       Name:_______________________

                                       Title:______________________

                                       Address for Notices:

                                       333 So. Beaudry Ave., 9th Floor
                                       Dept. 3436
                                       Los Angeles, CA 90017


                                       FIRST INTERSTATE BANK OF CALIFORNIA



                                       By__________________________

                                       Name:_______________________

                                       Title:______________________

                                       Address for Notices:

                                       707 Wilshire Boulevard
                                       Mail Sort W23-14
                                       Los Angeles, CA 90017

                                       FIRST UNION NATIONAL BANK OF NORTH
                                       CAROLINA



                                       By__________________________

                                       Name:_______________________

                                       Title:______________________

                                       Address for Notices:

                                       201 S. College Street, CP13
                                       Charlotte, NC 28244-5031


                                       NBD BANK, NATIONAL ASSOCIATION



                                       By__________________________

                                       Name:_______________________

                                       Title:______________________

                                       Address for Notices:

                                       701 First National Building
                                       Detroit, MI 48226


                                       SOCIETE GENERALE



                                       By__________________________

                                       Name:_______________________

                                       Title:______________________

                                       Address for Notices:

                                       1221 Avenue of the Americas
                                       New York, NY 10020

                                       UNITED STATES NATIONAL BANK OF OREGON



                                       By__________________________

                                       Name:_______________________

                                       Title:______________________

                                       Address for Notices:

                                       111 S.W. 5th Avenue
                                       Portland, OR 97204


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                       Los Angeles Agency




                                       By__________________________

                                       Name:_______________________

                                       Title:______________________

                                       Address for Notices:

                                       350 So. Grand Ave., Suite 1500
                                       Los Angeles, CA 90071


                                       THE FUJI BANK, LIMITED
                                       Los Angeles Agency



                                       By__________________________

                                       Name:_______________________

                                       Title:______________________

                                       Address for Notices:

                                       333 So. Grand Ave., Suite 2500
                                       Los Angeles, CA 90071-1504